QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Clean Harbors, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 15, 2005

Corporate Headquarters
1501 Washington Street
Braintree, Massachusetts 02185
Tel. 781-849-1800

To Our Fellow Shareholders:

        On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2005 Annual Meeting of Shareholders, to be held on Thursday, May 12, 2005 in Boston, Massachusetts.

        Information about the Annual Meeting is presented on the following pages. In addition to the formal items of business, the meeting will include a report by members of management on Company operations. You will have an opportunity to ask questions of our management team if you attend the meeting in person.

        Your vote is important. You can be sure your shares are represented at the meeting by completing, signing, and returning your proxy form in the enclosed envelope, even if you plan to attend the meeting. Sending in your proxy will not prevent you from voting in person at the meeting should you wish to do so.

        Thank you for your continued support of Clean Harbors. We look forward to seeing those shareholders who are able to attend the Annual Meeting on May 12.

Sincerely,

Alan S. McKim Chairman of the Board

"People and Technology Creating a Better Environment"
Sincerely,

CLEAN HARBORS, INC.
1501 Washington Street
Braintree, Massachusetts 02185

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        Notice is hereby given that the Annual Meeting of Shareholders of Clean Harbors, Inc. (the "Company"), will be held at 9:00 a.m., local time, on Thursday, May 12, 2005 at the Bank of America Conference and Training Center, Seventh Floor, The Berkeley Room, One Federal Street, Boston, Massachusetts, for the following purposes:

  1.
  To elect two (2) Class I members of the Board of Directors of the Company to serve until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected;

  2.
  To consider and act upon a proposal to amend and restate the Company's Articles of Organization (as amended to date) to (i) increase the number of authorized shares of common stock, $.01 par value, from 20,000,000 to 40,000,000, and (ii) revise the provisions of Article VI ("Other Lawful Provisions") of such Articles to conform to certain recent changes in Massachusetts corporate law;

  3.
  To consider and act upon a proposal to amend the Company's 2000 Stock Incentive Plan to (i) increase the number of shares of common stock subject to the Plan from 1,500,000 to 2,000,000, and (ii) make certain other changes as described in the attached Proxy Statement;

  4.
  To consider and act upon a proposal to amend the Company's Employee Stock Purchase Plan to increase the number of shares of common stock subject to the Plan from 1,000,000 to 1,500,000 shares; and

  5.
  To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

        Shareholders of record at the close of business on March 28, 2005, will be entitled to notice and to vote at the meeting.

        You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting in person, please date, sign and mail your proxy in the enclosed envelope to ensure that your shares will be represented at the meeting.

By order of the Board of Directors

C. Michael Malm, Secretary

April 15, 2005
Boston, Massachusetts

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

CLEAN HARBORS, INC.
1501 Washington Street
Braintree, MA 02185

PROXY STATEMENT

        This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders are being furnished in connection with the solicitation of proxies by the Board of Directors of Clean Harbors, Inc., a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Bank of America Conference and Training Center, Seventh Floor, The Berkeley Room, One Federal Street in Boston, Massachusetts, on May 12, 2005, commencing at 9:00 a.m., local time, and any adjournment thereof.

PROXY SOLICITATION

        Proxies in the accompanying form properly executed and received prior to the meeting and not revoked, will be voted as specified or, if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to the meeting by written notice given to the Secretary of the Company. The cost of this solicitation shall be borne by the Company. Solicitations of proxies by telephone or in person may be made by the Company's directors, officers or other employees, but any such solicitation will be carried on during working hours and for no additional cost, other than the time expended and telephone charges in making such solicitation. This Proxy Statement and the accompanying proxy form are scheduled to be mailed to shareholders beginning on or about April 18, 2005.

INFORMATION AS TO VOTING SECURITIES

        The holders of the Company's Common Stock, $.01 par value ("Common Stock"), and Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), vote as a single group with respect to the election of directors and most other matters, including the three other matters proposed to be considered at the Annual Meeting. Each issued and outstanding share of the Company's Common Stock and Series B Preferred Stock is entitled to one vote. Only shareholders of record at the close of business on March 28, 2005 will be entitled to vote at the meeting. On March 28, 2005, there were 14,961,345 shares of Common Stock and 70,000 shares of Series B Preferred Stock outstanding. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

        At the Annual Meeting, the shareholders will vote upon proposals to elect two Class I directors and to amend the Company's Articles of Organization, the Company's 2000 Stock Incentive Plan, and the Company's Employee Stock Purchase Plan. Election of the Class I directors will require the affirmative vote of the holders of a plurality of the total shares of Common Stock and Series B Preferred Stock represented at the meeting. Approval of each of the other three proposals will require the affirmative vote of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, in each case with the holders of the Common Stock and Series B Preferred Stock voting as a single group, which are either outstanding (in the case of the amendment of the Articles of Organization) or represented at the meeting (in the case of the amendments to the two Plans). Votes withheld from any nominee for election as a director, abstentions on any of three other proposals, and broker "non-votes" will be counted as present or represented for purposes of determining the presence of a quorum for the meeting, but will have the effect of "against" votes. Broker "non-votes" occur when a broker holding shares in "street name" votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner of such shares. Usually, this would occur when brokers holding stock in "street name" have not received any instructions from clients, in which case the brokers (as holders of record) are permitted to vote on "routine" matters but not on "non-routine" matters. The election of directors is a "routine" matter, and brokers are therefore able to vote shares held in "street name" on such election without receiving instructions from the beneficial holders of such shares. However, the other three proposals to be considered at the meeting are "non-routine" matters, and brokers are therefore not allowed to vote shares held in "street name" on any of such matters without receiving instructions from the beneficial holders of such shares. If such beneficial holders fail to provide to their brokers instructions on how such shares held in "street name" should be voted, the failure to provide such instructions therefore has the effect of "against" votes on such proposals.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Name	Age	Position
Alan S. McKim	50	Chairman of the Board of Directors, President and Chief Executive Officer
John D. Barr	57	Director
John P. DeVillars	56	Director
John F. Kaslow	72	Director
Daniel J. McCarthy	73	Lead Director
John T. Preston	55	Director
Andrea Robertson	47	Director
Thomas J. Shields	58	Director
Lorne R. Waxlax	71	Director
Guy R. Adam	54	Vice President, Canadian Operations **
Mark S. Burgess	46	Executive Vice President, Administration and Chief Financial Officer
Eugene A. Cookson, Jr.	47	President, Site Services *
Jerry E. Correll.	55	Senior Vice President of Sales *
George L. Curtis	46	Vice President, Transportation and Disposal Services *
William J. Geary	57	Executive Vice President and General Counsel *
Eric W. Gerstenberg	36	Senior Vice President, U.S. Disposal Operations *
Stephen H. Moynihan	49	Senior Vice President, Planning & Development
William F. O'Connor	55	Senior Vice President, Risk Management *
David M. Parry	39	Senior Vice President, Technical Services *
Carl D. Paschetag, Jr.	45	Vice President, Treasurer and Controller
Anthony Pucillo	48	Executive Vice President, Sales, Marketing and Central Services *
Michael J. Twohig	42	Senior Vice President and Chief Information Officer *
Brian P. Weber	37	Senior Vice President, Central Services *

*
Officer of Clean Harbors Environmental Services, Inc., a wholly-owned subsidiary of the parent holding company, Clean Harbors, Inc.

**
Officer of Clean Harbors Canada, Inc., a wholly-owned subsidiary of the parent holding company, Clean Harbors, Inc.

        Alan S. McKim founded the Company in 1980 and is Chairman of the Board of Directors, President and Chief Executive Officer. He serves as a director of most of the Company's subsidiaries. Mr. McKim holds an MBA from Northeastern University. He has been a director of the Company since its formation.

His current term as a Class I director expires this year, and he is standing for re-election for a three-year term.

        John D. Barr is the Vice Chairman of Papa Murphy's International, Inc., a privately owned company which is the largest take-and-bake pizza chain in the United States. From 1999 to 2004, he served as President and Chief Executive Officer of Automotive Performance Industries, a privately owned company providing a variety of logistical services to the major automotive manufacturers. From 1995 to 1999, he served as President and Chief Operating Officer and a Director of Quaker State Corporation, where he was involved in a number of acquisitions and divestitures prior to the acquisition of Quaker State Corporation by Pennzoil Company in 1999. From 1970 to 1995, Mr. Barr served in various capacities with the Valvoline Company, a subsidiary of Ashland, Inc., which culminated in an eight-year tenure as President and Chief Executive Officer. Mr. Barr serves as a director of United Auto Group, Inc., James Hardie Industries, N.V. and UST, Inc. Mr. Barr has served as a director of the Company since August 2003. His current term as a Class II director expires in 2006.

        John P. DeVillars is the Managing Partner of BlueWave Strategies, LLC and BlueWave Capital, LLC, strategic advisory and merchant banking enterprises providing consulting and financial advisory services to environmental and renewable energy companies. From 2000 to 2003, Mr. DeVillars served as Executive Vice President of Brownfields Recovery Corporation, a privately owned company engaged in remediating, financing, and redeveloping environmentally impacted properties. From 1994 through 2000, Mr. DeVillars served as the New England Administrator for the U.S. Environmental Protection Agency. From 1991 to 1994, he was a Director of Environmental Advisory Services with Coopers & Lybrand, and from 1988 to 1991, he served as Secretary of Environmental Affairs for the Commonwealth of Massachusetts and Chairman of the Board of the Massachusetts Water Resources Authority. Mr. DeVillars holds a Masters in Public Administration from Harvard University and a Bachelor of Arts from the University of Pennsylvania and is a Visiting Lecturer in Environmental Policy at the Massachusetts Institute of Technology. He has served as a director of the Company since 2001. His current term as a Class III director expires in 2007.

        John F. Kaslow is the retired Executive Vice President and Chief Operating Officer of New England Electric System ("NEES"). He also served as President of the NEES subsidiary, New England Power Company, and was a director of both companies. Following his retirement from NEES in 1990, he served as an Executive Advisor to the Electric Power Research Institute until 1998, and as an electric industry consultant. Mr. Kaslow is the Chairman of the Board of Doble Engineering Company and is a former director of the New England Council and Merrimack College. Mr. Kaslow holds a B.S. degree from the University of Massachusetts, Lowell, and is a graduate of the Advanced Management Program of the Harvard Business School. He has served as a director of the Company since 1991. His current term as a Class I director expires this year, and he has decided to retire from the Board and not stand for re-election for a three-year term.

        Daniel J. McCarthy has been a Professor of Strategic Management at Northeastern University since 1972, prior to which he was President of Computer Environments Corporation, a computer services company. In the past, he served on five boards, most recently at Tufts Associated Health Maintenance Organization, as a member of its Audit Committee and as Chairman of its Investment Committee. Mr. McCarthy also served as director and member of the Audit and Compensation Committees of MANAGEDCOMP, Inc. Mr. McCarthy holds AB and MBA degrees from Dartmouth College and a DBA degree from Harvard Business School. He has served as a director of the Company since 1987. He was recently elected by the Board as Lead Director, an independent director who presides in executive sessions of the Board and serves as the shareholder contact person for the Board. His current term as a Class III director expires in 2007.

        John T. Preston is President and Chief Executive Officer of Atomic Ordered Materials LLC and Senior Lecturer at the Massachusetts Institute of Technology ("MIT"). From 1992 through 1995, he served as Director of Technology Development at MIT. From 1986 to 1992 he was Director of the MIT. Technology Licensing Office where he was responsible for the commercialization of intellectual property developed at MIT. Some of Mr. Preston's prior appointments include director or advisory positions for the Governor of Massachusetts, the U.S. Department of Defense, The National Aeronautics and Space Administration and the Technology Board of Singapore. He holds an MBA from Northwestern University and a BS in Physics from the University of Wisconsin. Prior to joining the Board of the Company, Mr. Preston served on the board of Clean Harbors Technology Corporation. He has served as a director of the Company since 1995. His current term as a Class II director expires in 2006.

        Andrea Robertson is the Senior Vice President, Treasurer of Mastercard International. From 1996 to 2003, she held financial management positions with RR Donnelley & Sons Company, and from 1984 to 1996 with International Business Machines Corporation. From 1979 to 1982, she was an auditor with Coopers & Lybrand. She holds a BS in Accounting from Merrimack College and an MBA in Finance/Management Information Systems from the University of Chicago. She has served as a director of the Company since June 2004. Her current term as a Class III director expires in 2007.

        Thomas J. Shields is Managing Director of Shields & Company, Inc., an investment-banking firm that he co-founded in 1991. He is currently a director of B.J.'s Wholesale Club, Inc. Mr. Shields is a graduate of Harvard College and Harvard Business School. He has served as a director of the Company since 1999. His current term as a Class I director expires this year, and he is standing for re-election for a three-year term.

        Lorne R. Waxlax served as Executive Vice President of The Gillette Company from 1985 to 1993, with worldwide responsibility for Braun AG, Oral-B Laboratories and Jafra Cosmetics International. He is currently a director of B.J.'s Wholesale Club, Inc. Mr. Waxlax holds a BBA degree from the University of Minnesota and an MBA degree from Northwestern University. He has served as a director of the Company since 1994. His current term as a Class II director expires in 2006.

        Guy R. Adam is Vice President of Canadian Operations. Mr. Adam joined the Company in 2002. From 1980 to 2002, Mr. Adam held a variety of waste management operation positions with Safety-Kleen Corp. and predecessor companies including Facility Manager, Regional Director and Vice President for Eastern Canada. From 1974 to 1980, Mr. Adam held various process engineering and management positions for the ICI group of companies in Canada. Mr. Adam holds a Chemical Engineering Degree and a Management Diploma from the University of Montréal.

        Mark S. Burgess is Executive Vice President, Administration and Chief Financial Officer. Mr. Burgess joined the Company in June 2003. From 2000 to 2002, Mr. Burgess served as Executive Vice President of Finance and Administration and Chief Financial Officer of JL French Automotive Castings, Inc. From 1991 to 2000, he was with Trailmobile Corporation, where he served as President of Trailmobile Canada Limited from 1999 to 2000. Mr. Burgess holds a Bachelor of Arts Degree from Dickinson College and an MBA in Finance from the Fuqua School of Business at Duke University.

        Eugene A. Cookson, Jr. is President of the Site Services business unit. Mr. Cookson rejoined the Company in 1998 as Senior Vice President, Field Services & Operations. From 1996 to 1998, Mr. Cookson was the Vice President of Operations of The Flatley Group, a privately owned real estate management company, and he was in charge of major accounts at the Gartner Group. From 1991 to 1996, Mr. Cookson held a variety of management positions with the Company including Director of Sales, Director of the CleanPack Product Line and Field Services General Manager. Mr. Cookson holds a Masters Degree in Civil Environmental Engineering from Northeastern University.

        Jerry E. Correll is Senior Vice President of Sales. Mr. Correll joined the Company in 2002. From 1986 to 2002 Mr. Correll held a variety of sales and operations management positions with Safety-Kleen Corp. including Regional Vice President—Central U.S. Operations, Vice President of Corporate Accounts and

Senior Vice President of Sales. Mr. Correll holds a Bachelor of Sciences Degree in Business Administration from the University of Tennessee and a JD from the Nashville School of Law.

        George L. Curtis is Vice President, Transportation and Disposal Services. Mr. Curtis joined the Company in 1980, and has served in a variety of management positions the most recent of which were Vice President of Marketing and Vice President of Business Development. Mr. Curtis holds an MBA from Northeastern University and a Bachelor of Arts in Biology from Columbia University.

        William J. Geary is Executive Vice President and General Counsel of the Company. He joined the Company in 1989 and he has served as Vice President of Government Relations and as Special Counsel for the Company. Prior to joining the Company, Mr. Geary served as the Commissioner of the Metropolitan Police and Chairman and Chief Executive Officer of the Metropolitan District Commission and previously served as Deputy Secretary of State and Special Assistant to The Governor of Massachusetts. Mr. Geary has been a consultant to numerous members of the U.S. Congress and The White House and holds a B.S. in Political Science & History from the University of Massachusetts/Boston, an MA in Government & Management from Northeastern University, and a JD from Suffolk University Law School. He was awarded a Loeb Fellowship in Advanced Environmental Studies at Harvard University. Mr. Geary is admitted to the Bar in Massachusetts and the District of Columbia as well as the Bar of the United States Supreme Court.

        Eric W. Gerstenberg is Senior Vice President, US Disposal Operations. Mr. Gerstenberg rejoined the Company in June 1999 as Vice President of Disposal Services of Clean Harbors Environmental Services, Inc. From 1997 to 1999, Mr. Gerstenberg was the Vice President of Operations for Pollution Control Industries, a privately owned environmental services company. From 1989 to 1997, Mr. Gerstenberg held a variety of positions with the Company including General Manager of the Natick, Baltimore and Chicago facilities. Mr. Gerstenberg holds a Bachelor of Science degree in Engineering from Syracuse University.

        Stephen H. Moynihan has served as an officer of either the Company and one or more of its subsidiaries since 1987. In 1996, he was appointed Senior Vice President Planning and Development, prior to which he served as Vice President and Treasurer. Mr. Moynihan served as Vice President of Strategic Planning of Clean Harbors Environmental Services, Inc. from 1990 until 1995. Prior to joining Clean Harbors, Mr. Moynihan was Audit Manager for Gerald T. Reilly and Company, a public accounting firm. Mr. Moynihan holds a BS degree in Accounting from Bentley College.

        William F. O'Connor has served as Senior Vice President of Risk Management, after rejoining the Company in December 2002. Previously, Mr. O'Connor was Vice President of William Gallagher and Associates, an insurance broker that he joined in April of 2000. From 1989 to 2000 Mr. O'Connor held a variety of roles at the Company, the last being as Vice President of Human Resources and Risk Management.

        David M. Parry is Senior Vice President, Technical Services. Mr. Parry joined the Company in 1988 and he has served in a variety of management positions including Senior Vice President of Eastern Operations. He has also previously held the positions of Regional Vice President, Northeast Region, District Sales Manager, Regional Manager of CleanPack® and T&D Services, Plant Manager and CleanPack Chemist. Mr. Parry holds a Bachelor of Science degree in Engineering from the Massachusetts Maritime Academy.

        Carl D. Paschetag, Jr. joined the Company as Vice President, Treasurer and Controller in 1997. He also serves as Vice President and Treasurer of most of the Company's subsidiaries. From 1994 through 1997, Mr. Paschetag was the Controller of Cambridge Energy Research Associates, a privately owned international management consulting company. From 1987 through 1994, Mr. Paschetag held a variety of management positions with Draka Holdings B.V., a publicly held company traded on the Amsterdam

Exchange. Prior to that, Mr. Paschetag worked for KPMG Peat Marwick, an international accounting firm. He holds a BBA in Accounting from The University of Texas.

        Anthony Pucillo is Executive Vice President, Sales, Marketing and Central Operations. Mr. Pucillo joined the Company in April 2003. From 2000 to 2002, Mr. Pucillo served as President, E-Business, for the America's Region of Siemens Corporation, a global lighting, medical products, automation, information and communication company, where Mr. Pucillo was responsible for Siemens' e-business efforts throughout North and South America. From 1995 to 2000, he was President and a member of the Board of Directors of OSRAMSYLVANIA LTD., a Siemens subsidiary headquartered in Ontario, Canada. From 1994 to 1995, he was the President of Tactician Corporation, a privately held software corporation headquartered in Andover, Massachusetts, and from 1985 to 1994, he held a variety of positions with GTE Product Corporation which is a division of GTE, Inc., a publicly-held lighting and components company which was acquired by Siemens in 1993. Mr. Pucillo holds a Bachelor of Arts degree from Harvard University and an MBA from Columbia University School of Business.

        Michael J. Twohig is Senior Vice President and Chief Information Officer. Mr. Twohig joined the Company in 1999 and has served in a variety of management positions the most recent of which was the Vice President of Strategic Initiatives. From 1996 to 1999 he served a Vice President of Business Operations for Internet Commerce Expo, an International Data Group company. Prior to that he was the Controller for Tocco Corporation, a Building Systems company. Mr. Twohig holds an MBA from Rivier College and a Bachelor of Science degree in Accounting from Boston College.

        Brian P. Weber is Senior Vice President, Strategic Initiatives. Mr. Weber joined the Company in 1990. He has served in a variety of management positions with the Company including, prior to his current position, Senior Vice President of Central Services, and Vice President, Technical Services. Mr. Weber holds a BS degree in Business Management from Westfield State College.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below describes the "beneficial ownership" of the Company's Common Stock as of March 1, 2005, by (i) each of the Company's directors and the five current executive officers who were the most highly compensated during the most recently completed fiscal year, and (ii) all of the Company's current directors and executive officers as a group. SEC Rule 13d-3 under the Securities Exchange Act of 1934 defines "beneficial ownership" to mean the right to vote or exercise investment power, or to share in the right to vote or exercise investment power, with respect to the specified securities, whether or not the specified person has any economic interest in the specified securities. No director or executive officer beneficially owns any Series B Preferred Stock. Except as otherwise indicated below, the named owner has sole voting and investment power with respect to the specified shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Alan S. McKim	4,165,762	(2)	28.1%
John D. Barr	8,778		*
John P. DeVillars	8,000		*
John F. Kaslow	20,300	(3)	*
Daniel J. McCarthy	22,200	(4)	*
John T. Preston	7,000		*
Andrea Robertson	2,000		*
Thomas J. Shields	6,500		*
Lorne R. Waxlax	86,200	(5)	*
Mark S. Burgess	21,000		*
Gene A. Cookson	69,600		*
Eric W. Gerstenberg	26,000		*
Anthony Pucillo	16,000		*
All current directors and executive officers as a group (23 persons)	4,783,610		31.5%

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Securities and Exchange Commission regulations and includes in the numerator and denominator used for the calculation of certain of the percents of total outstanding, as appropriate, the following number of shares of the Company's Common Stock which may be acquired under stock options which are exercisable within 60 days of March 1, 2005: Mr. Barr (3,778 shares), Mr. DeVillars (8,000 shares), Mr. Kaslow (16,000 shares), Mr. McCarthy (11,000 shares), Mr. Preston (4,000 shares), Ms. Robertson (2,000 shares), Mr. Shields (6,000 shares), Mr. Waxlax (20,000 shares), Mr. Burgess (21,000 shares), Mr. Cookson (66,000 shares), Mr. Gerstenberg (23,000 shares), Mr. Pucillo (16,000 shares) and all current directors and executive officers as a group (403,357 shares).

(2)
Includes 200,000 shares subject to a three-year variable forward prepaid agreement dated December 31, 2002 between Mr. McKim and CSFB Cayman International, LDC as to which Mr. McKim retains sole voting power during the period of the agreement.

(3)
Includes 1,000 shares held in a living trust for Mr. Kaslow's benefit and 300 shares held in a living trust for the benefit of his wife as to which Mr. Kaslow shares voting and investment power.

(4)
Includes 200 shares owned by Mr. McCarthy's son as to which Mr. McCarthy shares voting and investment power.

(5)
Includes 63,200 shares held in a living trust for Mr. Waxlax's benefit and 3,000 shares owned by Mr. Waxlax's son as to which Mr. Waxlax shares voting and investment power.

        To the Company's knowledge, as of March 1, 2005, no person or entity "beneficially owned" (as that term is defined by the Securities and Exchange Commission) 5% or more of the total 14,805,615 shares of Common Stock or 70,000 shares of Series B Preferred Stock then outstanding, except as shown in the following table. Except as otherwise indicated below, the Company understands that the named person or entity has sole voting and investment power with respect to the specified shares. The holders of the

Company's Common Stock and Series B Preferred Stock vote as a single class with respect to the election of directors and most other matters.

Name and Address	Number of Shares		Percent and Class of Stock
Alan S. McKim Clean Harbors, Inc. 1501 Washington St. Braintree, MA 02184	4,165,762	(1)	28.1% Common Stock
Kern Capital Management, LLC 114 West 47th Street Suite 1926 New York, NY 10036	1,174,400	(2)	7.9% Common Stock
Stephen Feinberg 450 Park Avenue 28th Floor New York, NY 10022	1,229,250	(3)	7.7% Common Stock
Tontine Capital Management, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830	1,049,175	(4)	7.1% Common Stock
Gilder, Gagnon, Howe & Co. LLC 1775 Broadway, 26th Floor New York, NY 10019	820,675	(5)	5.5% Common Stock
Grandview Capital Management, LLC 820 Manhattan Avenue Suite 200 Manhattan Beach, CA 90266	52,876		75.5% Series B Preferred Stock
Bankers Trust Company P.O. Box 704 Bowling Green Station New York, NY 100084	15,000		21.4% Series B Preferred Stock

(1)
Includes 200,000 shares subject to a three-year variable forward prepaid agreement dated December 31, 2002 between Mr. McKim and CSFB Cayman International, LDC as to which Mr. McKim retains sole voting power during the period of the agreement.

(2)
Based upon the Schedule 13G as amended through December 31, 2004, filed with the SEC, Kern Capital Management, LLC, is deemed to have beneficial ownership of 1,174,400 shares of Common Stock. As the principals and controlling members of Kern Capital Management, LLC, Robert E. Kern Jr. and David G. Kern may also be deemed beneficially to own the shares held by Kern Capital Management, LLC.

(3)
Based upon the Schedule 13G as amended through November 30, 2005, filed with the SEC, and the Company's records as to outstanding warrants, Stephen Feinberg is deemed to have beneficial ownership of 1,229,250 shares of Common Stock, all of which are held by investment entities for which Mr. Feinberg possesses sole voting and investment power. Of such shares, 1,209,250 are issuable upon exercise of a warrant held by one such investment entity. Those warrant shares have been included in both the numerator and the denominator used for purposes of calculating the percentage of the total outstanding Common Stock beneficially owned by Mr. Feinberg.

(4)
Based upon the Schedule 13G as amended through December 31, 2004, filed with the SEC, Tontine Capital Management, L.L.C. is deemed to have beneficial ownership of 1,049,175 shares of Common Stock, all of which are held by Tontine Capital Partners, L.P., which respect to which Tontine Capital Management, L.L.C. shares voting and investment power. As the managing member of Tontine Capital Management, L.L.C., Jeffrey Gendell may also be deemed beneficially to own the shares held by Tontine Capital Management, L.L.C.

(5)
Based upon the Schedule 13G as amended through December 31, 2004, filed with the SEC, Gilder, Gagnon, Howe & Co. LLC is deemed to have beneficial ownership of 820,675 shares of Common Stock, which are owned by investment accounts over which Gilder, Gagnon, Howe & Co. LLC exercises sole voting and shared investment power.

ELECTION OF DIRECTORS
(Item 1 on Proxy Form)

        The Board of Directors of the Company is currently composed of nine directors classified into three classes. There are now three Class I directors, three Class II directors, and three Class III directors. One class of directors is elected each year for a term of three years. The term of the Class I directors Alan S. McKim, John F. Kaslow and Thomas J. Shields, will expire at the 2005 Annual Meeting. On March 10, 2005, Mr. Kaslow notified the Board of Directors that he has decided to retire from the Board and not stand for re-election to an additional three-year term. Mr. Kaslow, who has served as a director since 1991, stated that his decision not to stand for re-election was for personal reasons and was not the result of any disagreement with the Company. In light of this notification from Mr. Kaslow, the Board of Directors has fixed the number of Class I directors to be elected at the Annual Meeting at two and nominated Messrs. McKim and Shields to continue to serve as Class I directors.

        Elections of each of the Class I directors will require the affirmative vote of the holders of a plurality of the total shares of Common Stock and Series B Preferred Stock represented at the Annual Meeting, voting as a single group. Unless otherwise specified therein, shares represented by the enclosed proxy will be voted to elect Alan S. McKim and Thomas J. Shields as Class I directors of the Company for a three-year term, until the 2008 Annual Meeting of Shareholders and until their respective successors shall be duly elected. In the event that either or both of the nominees is unable to stand for election (which event is not now contemplated), the holders of the enclosed proxy will vote for the election of a nominee or nominees acceptable to the remaining members of the Company's Board of Directors. The Board of Directors recommends that shareholders vote "FOR" the election of Messrs. McKim and Shields as Class I directors.

Compensation of Directors

        According to the Company's 2000 Stock Incentive Plan approved by shareholders at the 2000 Annual Meeting, each director who is not an employee of the Company receives upon election to the Board a grant of a five-year, non-qualified stock option to purchase that number of shares of the Company's Common Stock determined by multiplying 2,000 by the number of years or fraction thereof for which the director shall be elected, at the market price of the Common Stock on the date of election, vesting immediately as to the first 2,000 shares of any award and as to an additional 2,000 shares on each anniversary of the date of election. Awards to directors appointed to fill a vacancy on the Board for less than one year are prorated. During 2004, upon their election as directors to serve for a term of three years, Messrs. DeVillars and McCarthy, the only non-employees elected as directors during such year, received options for 6,000 shares at the market price of $8.08 per share. In addition, during 2004, upon her appointment as a director to serve for the remaining portion of a three year term, Ms. Robertson, the only non-employee appointed as a director during such year, received options for 5,833 shares at the market price of $7.52 per share.

        The Company's policy during 2004 was to pay each director who is not an employee an annual retainer fee of $25,000 plus $2,000 for each board meeting attended, $1,000 for each committee meeting attended and $1,000 for meetings conducted by telephone conference call. The Company also pays non-employee directors an additional $1,000 for serving on the Audit Committee, Compensation Committee or Corporate Governance Committee, $7,500 for serving as Chairman of the Audit Committee, and $5,000 for serving as Chairman of the Compensation Committee or Corporate Governance Committee. The Company also pays an additional $5,000 to the Lead Director. Total fees paid to non-employee directors in 2004 were as follows: Mr. Barr, $41,000, Mr. DeVillars $37,000, Mr. Kaslow $71,500, Mr. McCarthy $64,500, Mr. Preston $49,000, Ms. Robertson $25,000, Mr. Shields $49,000, and Mr. Waxlax $56,000. Directors are also reimbursed for the expenses they incur in connection with service on the Board and its committees.

Board Committees and Meetings

        The Board of Directors is the ultimate decision making body of the Company except with respect to those matters reserved by law or the By-laws of the Company to the shareholders. The Board is responsible for selection of the Chief Executive Officer and for advising the Chief Executive Officer with respect to the selection of a management team, providing oversight responsibility and direction to management and evaluating the performance of management on behalf of the shareholders.

        During 2004, the Board held seven meetings of which two were held by conference call. All directors attended at least 75% of each of the meetings of the Board and the committees on which they served. All members of the Board attended the annual meeting of shareholders.

        The Board has established three committees, the Audit Committee, Compensation Committee and Corporate Governance Committee. The Board has determined that a majority of its members are "independent directors" as defined by the rules of the Nasdaq Stock Market. The Board has also determined that each of the committees of the Board consists solely of non-employee "independent directors," as defined by the rules of the Nasdaq Stock Market which are applicable to membership on such committees, and that each member of each committee is free of any relationship that would interfere with his ability to exercise independent judgment. In addition, there are no interlocks between the members of the Compensation Committee and the compensation committee of any other entity. Based upon their training and experience as described above under "Directors and Executive Officers of the Company," the Board has also determined that each of Andrea Robertson and Thomas J. Shields qualifies as an "audit committee financial expert," as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934. All members of the committees are appointed by the Board, and each committee operates under a charter approved by the Board. These charters are available on the Company's website at www.cleanharbors.com.

  Audit Committee

        During 2004, John Kaslow, Chairman, John Preston and Thomas Shields served on the Audit Committee for the full year, and Andrea Robertson became a member of the Audit Committee following her appointment to the Board of Directors in June 2004. The primary functions of the Audit Committee are to recommend the selection of independent public accountants, to review the scope of and approach to audit work, and to meet with and review the activities of the Company's internal accountants and the independent public accountants. During 2004, there were ten meetings of the Audit Committee, of which four were held by conference call.

  Compensation Committee

        During 2004, Daniel McCarthy, Chairman, John Barr and Lorne Waxlax served on the Compensation Committee for the entire year. The primary responsibilities of the Compensation Committee are the recommendation of a compensation package for the Chief Executive Officer to the full Board of Directors, review and approval of other senior executive officer compensation, review and approval of corporate management compensation policies and management of the Company's equity incentive and employee stock purchase plans. The Committee also works with the Chief Executive Officer in developing annual goals for the Chief Executive Officer and his senior executive staff and evaluates their success in achieving those goals at the end of each year. The Compensation Committee held five meetings during 2004, of which one was held by telephone conference call.

  Corporate Governance Committee

        During 2004, Lorne Waxlax, Chairman, John Kaslow and Daniel McCarthy served on the Corporate Governance Committee. The primary responsibilities of the Corporate Governance Committee are to serve as a nominating committee for directors and board officers, recommend committee structures, review director compensation, monitor the Company's social responsibility programs and assist the Board in reviewing the performance of the Board and the Chief Executive Officer. The Committee met four times during 2004. None of these meetings were held by conference call.

        The Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors which include, in addition to high personal and professional ethics, integrity and values, particular industry or geographic experience, understanding of the business of the Company, particular disciplines such as finance, marketing, sales and management, and personal, educational and professional background. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending directors who provide a diversity of experiences and will best perpetuate the success of the business and exercise sound judgment in representing the interests of shareholders. In determining whether to recommend a director for re-election, the Committee also considers the director's past attendance at meetings and contributions to the activities of the Board. In the past, nominees for the Board have been submitted by members of the Board. However, the Corporate Governance Committee will also consider shareholder recommendations for Board candidates. For the 2006 annual meeting of shareholders, names of potential Board candidates should be received no later than January 15, 2006. The Committee will use the same evaluation method described above in assessing candidates recommended by shareholders. The name of any recommended candidate for director, together with a brief biography, a document indicating the candidate's willingness to serve, and evidence of the nominating person's ownership of Company stock, should be sent to the Chairman, Corporate Governance Committee, at the address of the Company.

        Shareholders and other interested parties may communicate with the Board by mail or electronically. To communicate with the Board, correspondence should be addressed to Daniel J. McCarthy, Lead Director, c/o General Counsel and Assistant Secretary, Clean Harbors, Inc., PO Box 859048, 1501 Washington Street, Braintree, MA 02185-9048, or gearyb@cleanharbors.com. All correspondence received as such will be opened by the office of the General Counsel for the sole purpose of determining whether the contents represent a message to directors. Any communication that is not in the nature of advertising, promotion of a product or service, or patently offensive material, will be forwarded promptly to the Lead Director for distribution to the other members of the Board.

Compensation Committee Report

        The Compensation Committee of the Board of Directors (the "Committee") consists of three independent directors whose responsibilities include the recommendation to the full Board of Directors of a compensation package for the Chief Executive Officer; review and approval of other senior executive officer compensation; review and approval of corporate management compensation policies; and management of the Company's equity incentive and employee stock purchase plans.

  Executive Compensation

        The fundamental philosophy of the Committee regarding executive compensation is to offer competitive compensation opportunities and to align individual compensation with the goals, values and priorities of the Company. Compensation for executive officers currently consists of three basic elements: base compensation and benefits, salary "at-risk", and awards of long-term equity incentives through non-qualified stock options. In addition, in 1998 the Company instituted an Executive Retention Plan in order to help retain certain key employees.

        Base compensation and benefits for 2004 were determined based upon a current analysis and previous studies of comparable industry groups. Bonuses for the Chief Executive Officer were to be based on the attainment of specific objectives. For other senior managers, the Committee approved an incentive bonus programs for 2004. The Company's 2004 Management Incentive Program ("MIP") covered 154 management positions. Under the MIP, an individual could earn a bonus based upon Company-wide success in meeting management's goals, based upon thresholds of achievements of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and certain individuals were eligible to receive an additional bonus based on specific goals and objectives. Payouts under the MIP for 2004 totaled $2,295,219 and payments to individual participants ranged from $74 to $98,920.

        The final element of compensation for executives is long-term equity incentives through grants of non-qualified stock option awards. Awards are designed to align the interests of executives with those of shareholders of the Company and to encourage long-term retention of executives through periodic vesting. Awards were made during 2004 at current market prices, and most options vest as to 20% at the end of each successive year of service. During 2004, options were awarded to two employees of the Company. Individual awards were 5,000 shares each, based upon the individual's position and ability to positively impact Company results, adjusted according to his or her performance rating. The Chief Executive Officer, Alan S. McKim, did not receive any options during 2004, nor during any previous year.

        In 1998, the Company instituted an Executive Retention Plan (the "Retention Plan"), which currently covers 13 members of senior management. The Retention Plan provides for severance payments for terminations other than for "cause" in exchange for one-year non-competition agreements. For terminations other than for cause and not related to a change in control, the Retention Plan calls for the payment of up to one year of base salary at the rate in effect at the time of termination of employment, payable periodically in accordance with the Company's normal executive salary payment polices, plus up to one year of continued medical, dental, life insurance and other benefits, if any, available to the executive at the time of his or her termination of employment.

        Under the Retention Plan, in the event of a Change in Control (as defined in the Plan), the executive will receive severance benefits equal to one year's base salary and benefits if his or her employment with the Company is terminated for any reason within 30 days after a Change in Control. Also, an executive shall be entitled to receive the same severance benefits if the executive does not receive a position equal to the position that the executive held prior to the Change in Control or if the primary work location is not within 30 miles of such location prior to the Change in Control. If the executive accepts a position with the successor corporation after the Change in Control, and, within two years of the Change in Control, the executive's position changes so as not to be equal to his or her position prior to the Change in Control, then the executive shall be entitled to the same severance benefits. Under the Retention Plan, one year's base salary is payable within 30 days after termination of employment relating to a Change in Control.

  Chief Executive Officer Compensation

        During 2004, base compensation of the Chief Executive Officer, Alan S. McKim, was $450,000. Mr. McKim's incentive compensation for 2004 was to be based upon the Company's achievement of a base line EBITDA goal, refinancing and reduction of the Company's debt, improvement of health and safety, improvement of the collection of receivables, and various other goals. Based upon his accomplishments during 2004, Mr. McKim was awarded a bonus of $400,000.

  Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation paid to certain executive officers, to the extent that annual compensation paid to any officer exceeds $1 million. Compensation paid to the Company's executive officers during the 2004 fiscal year did not exceed the $1 million individual limit. However, in order to facilitate the Company's future ability to fully deduct compensation income paid to its executive officers, the Compensation Committee has recommended amending the Company's 2000 Stock Incentive Plan so as to permit the Committee to structure stock option grants and restricted stock awards in a manner intended to allow deductions under Code Section 162(m) unless the Compensation Committee determines that such compliance would not be in the best interests of the Company or its shareholders.

Members of the Committee Daniel J. McCarthy, Chairman John D. Barr Lorne R. Waxlax

Compensation of Executive Officers

        The following table sets forth compensation information for (i) the Chief Executive Officer, and (ii) the four other most highly compensated executive officers of the Company and its subsidiaries that were serving as executive officers at the end of 2004.

Summary Compensation Table

Long-Term Compensation (1)
					Awards	Payouts
Securities Underlying Options Granted (shares)
Annual Compensation
Name and Principal Position							All Other Compensation (2)
	Year	Salary	Bonus	Other
Alan S. McKim Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	$450,000 450,000 450,000	$400,000 — —	$360 360 360	— — —	— — —	$	— — —
Gene A. Cookson President, Site Services *	2004 2003 2002	$300,000 300,000 240,625	$166,928 — —	$360 360 360	— — —	— — —	$	— — —
Mark S. Burgess (3) Executive Vice President and Chief Financial Officer	2004 2003 2002	$300,000 161,538 —	$366,928 25,000 —	$360 110 —	— 105,000 —	— — —	$	— 126,867 —
Eric W. Gerstenberg Senior Vice President, U.S. Disposal Operations *	2004 2003 2002	$200,000 200,000 152,500	$127,952 — 14,782	$216 216 192	— 40,000 —	— — —	$	— — —
Anthony Pucillo (4) Executive Vice President, Sales, Marketing and Central Operations *	2004 2003 2002	$245,000 175,426 —	$295,491 —	$360 240 —	— 40,000 —	— — —	$	— — —

*
Clean Harbors Environmental Services, Inc.

(1)
No restricted stock or stock appreciation rights were awarded during 2004, or held at the end of 2004. The Company does not have a long-term incentive plan or pension plan.

(2)
Consists of relocation costs for Mr. Burgess paid in 2003.

(3)
Mr. Burgess commenced active employment with the Company in June 2003. Mr. Burgess was paid a signing bonus of $25,000.

(4)
Mr. Pucillo commenced active employment with the Company in April 2003.

Stock Option/SAR Grants

        During 2004, there were no stock options or stock appreciation rights ("SARs") granted to individuals named in the Summary Compensation Table.

        Under the terms of the Company's equity incentive plans, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options. During 2004, no stock options were repriced.

Option Exercises and Year-End Option Values

        The following table shows for the individuals named in the Summary Compensation Table the aggregate number of any options exercised, the value realized (market value of underlying shares on exercise minus the exercise price), the number of unexercised options held by each individual at year-end, and the value of unexercised in-the-money options at year-end. The high and low sales prices of the Company's Common Stock in 2004 were $15.09 and $6.45. The last sale price at year-end was $15.09. No stock appreciation rights were exercised during 2004 or held by such individuals at year-end.

Option Exercises in 2004

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Alan S. McKim	—	$—	—	—	$—	$—
Gene A. Cookson	—	—	72,000	46,000	890,560	548,740
Mark S. Burgess	—	—	21,000	84,000	145,520	582,080
Eric W. Gerstenberg	6,000	28,020	9,000	40,000	29,710	168,720
Anthony Pucillo	—	—	8,000	32,000	34,427	137,888

Termination of Employment and Change of Control Agreements

        The Company does not have any employment agreements with its executive officers. The Company provides "change of control" protection under stock option agreements awarded to executive officers. Some of those agreements provide that options will automatically fully vest upon a change of control, while others provide that if an employee is involuntarily terminated or experiences a change of position and a reduction in salary or relocation within twelve months of a change of control, the employee's options become fully vested.

        As discussed more fully in the Compensation Committee Report, the Company has an Executive Retention Plan ("Retention Plan") that now covers 13 members of executive and senior management. The Retention Plan provides for severance payments equal to one year's base salary for terminations that are due to a "Change in Control" of the Company as that term is defined in the Retention Plan. In addition to severance, the Retention Plan provides for up to one year of continued employee benefits, if any, available to the executive at the time of his or her termination of employment.

Certain Transactions

        In October 2003, the Company engaged BlueWave Strategies, LLC ("BlueWave"), a company in which one of its directors, John P. DeVillars, is a controlling member, to provide advisory services on environmental regulatory matters and internal environmental operating systems. The engagement, which was originally for a six-month term, involves the payment of a retainer fee of $10,000 per month. After review and approval of the Audit Committee of the Company's Board of Directors, which is responsible for the review of related party transactions, the engagement has been extended at the same monthly fee. In addition, after review and approval by the Audit Committee, the Company entered in December 2004 into a separate consulting arrangement with BlueWave under which BlueWave has agreed to advise the Company with respect to a potential form of certification by the U.S. Environmental Protection Agency which will permit a level of self regulation by the Company. For providing such consulting services, the Company has agreed to pay BlueWave $30,000 plus certain expenses to be incurred by BlueWave in providing such services.

Independent Auditors Fees

        In addition to retaining PricewaterhouseCoopers LLP ("PwC") to audit the consolidated financial statements, the Company and its subsidiaries retained PwC to provide tax and certain other services for 2004 and 2003. The aggregate fees and expenses billed by PwC for 2004 and 2003 for these services were:

	For the Year
	2004	2003
Audit Fees	$2,564,020	$1,391,000
Audit-Related Fees	265,787	—
Tax Fees	512,140	310,595
All Other Fees	—	—

	$3,341,947	$1,701,595

        Audit Fees ($2,564,020 for 2004 and $1,391,000 for 2003) include fees and expenses for services rendered in connection with the audits of the Company's consolidated annual financial statements and internal controls over financial reporting, reviews of quarterly financial statements included in the Company's Form 10-Q reports, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or review of the financial statements and internal controls over financing reporting, and the preparation of an annual "management letter" on internal control matters.

        Audit-Related Fees ($265,787 for 2004 and $0 for 2003) include fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees". The services for the fees disclosed under this category normally would include benefit plan audits, other accounting consulting, and vendor and customer compliance audits. For 2004 Audit-Related Fees include preparation of a "comfort letter" and performance of various other audit-related services relating to the issuance of Senior Secured Notes in connection with the refinancing of the Company's outstanding debt.

        Tax Fees ($512,140 for 2004 and $310,595 for 2003) include fees and expenses for tax compliance, tax planning, and tax advice (including tax return preparation), refund claims, assistance with tax audits and appeals, and advice related to acquisitions. Tax Fees for 2004 include tax planning relating to the 2004 restructuring of the Company's Canadian subsidiaries and preparation and/or review of the Company's tax returns. Tax Fees for 2003 include tax planning related to the acquisition of the assets of the Chemical Services Division of Safety-Kleen Corp. and preparation and/or review of the Company's tax returns.

        All Other Fees ($0 for each of 2004 and 2003) include fees and expenses for services which do not fall within the categories described above.

        The Audit Committee of the Board of Directors follows procedures designed to ensure that all audit and permitted non-audit services provided after January 1, 2003 by PwC are pre-approved by the Audit Committee. All of the services described above for 2004 were pre-approved by the Audit Committee. The

Audit Committee has discussed these matters with PwC and the Company's management and monitors the Company's compliance with any new restrictions put in place to continue to ensure that the services provided by PwC are consistent with the maintenance of that firm's independence in the conduct of its auditing functions.

Audit Committee Report

        The Audit Committee of the Board of Directors (the "Committee") is now comprised of the four directors named below. The Company's Board of Directors has determined that each member of the Committee is an independent director (as independence is defined in NASDAQ listing standards applicable to membership on audit committees). In addition, the Company's Board of Directors has determined, based upon their education and experience, that each of Andrea Robertson and Thomas J. Shields is an "audit committee financial expert" as defined by Item 401(h) of Regulation SK under the Securities Exchange Act of 1934. The Audit Committee has adopted a written charter, which has been approved by the Board of Directors. A copy of that charter, as most recently revised by the Board of Directors on February 7, 2004, is available on the Company's website at www.cleanharbors.com. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements, and with the Company's auditors, PricewaterhouseCoopers LLP ("PwC"). The Company's independent auditor for 2004, PwC, is responsible for expressing opinions on the conformity of the Company's audited financial statements with generally accepted accounting principles and on management's assessment of the Company's internal controls over financial reporting. The Committee has discussed with PwC the matters that are required to be discussed by Statement on Auditing Standards No. 61 "Communication With Audit Committees." PwC has provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," and the Committee discussed with PwC that firm's independence. The Committee also considered whether PwC's provision of non-audit related services, which for 2004 consisted exclusively of tax services, is compatible with PwC's independence.

        Based on the considerations referred to above, the Committee recommended to the Board of Directors that the financial statements audited by PwC be included in the Company's Annual Report on Form 10-K for 2004 and that PWC be appointed independent auditors for the Company for 2005. The foregoing report is provided by the following independent directors, who constitute the Audit Committee:

  John F. Kaslow, Chairman
  John T. Preston
  Andrea Robertson
  Thomas J. Shields

Appointment of Independent Accountants

        The Company's independent public accountants are selected by the Audit Committee of the Board of Directors. The Audit Committee has selected PricewaterhouseCoopers LLP to serve as the Company's independent public accountants for the year ending December 31, 2005. PricewaterhouseCoopers LLP or its predecessor has served as the Company's independent public accountants since the fiscal year ended February 28, 1990. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Performance Graph

        The following graph compares the five-year return from investing $100 on January 1, 1999 in each of Clean Harbors, Inc. Common Stock, the NASDAQ Market Index of companies, and an index of environmental services companies, compiled by CoreData. The environmental services group used by CoreData includes all companies whose listed line-of-business is SIC Code 4953 (refuse systems), and assumes reinvestment of dividends on the ex-dividend date. An index compares relative performance since a particular starting date. In this instance, the starting date is December 31, 1999, when the Company's Common Stock closed at $1.50 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 5% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of those reports are to be furnished to the Company. Based solely on its review of copies of the reports received by it, or written representations from certain reporting persons, the Company believes that during 2004 such filing requirements were satisfied on a timely basis, except that Messrs. DeVillars, McCarthy, Preston and Weber were each late in filing one report on Form 4 describing a change of ownership of their respective shares, and Mr. Pucillo and Ms. Robertson were each late in filing a Form 3 describing their becoming subject to Section 16.

AMENDMENT AND RESTATEMENT OF ARTICLES OF ORGANIZATION
(Item 2 on Proxy Form)

        On April 4, 2005, the Company's Board of Directors adopted, subject to shareholder approval, an amendment and restatement of the Company's Articles of Organization (as amended to date) to (i) increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000, and (ii) revise the provisions of Article VI ("Other Lawful Provisions") of such Articles to conform to certain recent changes in Massachusetts corporate law. These changes occurred primarily because the Massachusetts legislature replaced, effective July 1, 2004, the former Massachusetts Business Corporation Law (Chapter 156B of the Massachusetts General Laws) with a new Massachusetts Business Corporation Act (Chapter 156D of the Massachusetts General Laws) (the "New Act") which has governed the Company's affairs since July 1, 2004.

        The form of the Company's amended and restated Articles of Organization adopted by the Company's Board of Directors (the "Amended Articles") is attached to this Proxy Statement as Exhibit A. The increase in the number of authorized shares of Common Stock is set forth in Articles III and IV, and the revised "Other Lawful Provisions" are set forth in Article VI. Since the Amended Articles restate in full the Company's Articles of Organization, the Amended Articles also reflect certain changes which have occurred since the Company's Articles of Organization were most recently amended and/or restated. Such changes include various statutory references to the New Act and the deletion from the authorized number of shares of preferred stock in Article III and the description of the separate classes of the Company's authorized capital stock in Article IV the previously authorized shares of Series A Convertible Preferred Stock and Series C Convertible Preferred Stock, all of which have been either converted into Common Stock or redeemed in accordance with the terms thereof. The only substantive changes to the Company's Articles of Organization (as previously amended) which will become effective if the Amended Articles are approved by the shareholders and filed with the Massachusetts Secretary of State are the increase in the number of authorized shares of Common Stock set forth in Articles III and IV and the revision of the "Other Lawful Provisions" set forth in Article VI.

        Under the Company's Articles of Organization as now in effect, the Company is authorized to issue up to 20,000,000 shares of Common Stock. As of March 1, 2005, the Company had outstanding 14,805,615 shares of Common Stock and had reserved for potential future issuance an aggregate of 4,197,749 additional shares. As described below in this Proxy Statement under "Amendment of 2000 Stock Incentive Plan" and "Amendment of Employee Stock Purchase Plan," 1,807,260 of such shares were then reserved for potential future issuance upon exercise of stock options granted or then authorized to be granted under the Company's equity incentive plans and 119,749 were then reserved for potential future sale under the Company's Employee Stock Purchase Plan. If the shareholders approve the proposed amendments to the Company's 2000 Equity Incentive Plan and Employee Stock Purchase Plan described in those sections of this Proxy Statement, the number of shares of Common Stock reserved for potential future issuance under the Company's equity incentive plans and Employee Stock Purchase Plan will increase from an aggregate of 1,927,009 shares to an aggregate of 2,927,009 shares. In addition, the Company had reserved as of March 1, 2005 an aggregate of 212,800 shares of Common Stock for potential future issuance upon conversion of the 70,000 shares of Series B Convertible Preferred Stock then outstanding, and 2,057,940 shares of Common Stock for potential future issuance upon exercise of warrants then outstanding which are exercisable (at an exercise price of $8.00 per share) through September 10, 2009. Accordingly, as of March 1, 2005, the Company had only 996,636 authorized shares of Common Stock which were not already reserved for potential future issuance and, unless the Company's Articles of Organization are amended to provide for additional authorized shares of Common Stock, there would be insufficient authorized but unreserved shares if the shareholders approve the proposed amendments of the Company's 2000 Equity Incentive Plan and Employee Stock Purchase Plan.

        If the increase in the number of authorized shares of Common Stock set forth in the Amended Articles is approved by the shareholders, the Company will be able to issue the additional authorized shares in the future for any proper corporate purpose including, without limitation, financings, acquisitions, strategic business partnerships and joint ventures, stock splits and stock dividends, and equity incentive and employee benefit plans. Except as required by law, Securities and Exchange Commission rules or the listing requirements of the Nasdaq Stock Market or such other stock exchanges upon which the Company's Common Stock may then be listed, the Company's Board of Directors will be authorized to issue such additional shares upon such terms as the Board of Directors deems appropriate without further shareholder approval. Shares of the Company's Common Stock, including the proposed additional shares, do not have pre-emptive or similar rights, which means that current shareholders do not have the right to purchase any new shares in order to maintain their proportionate ownership in the Company. Holders of Common Stock are not entitled to dividends except as declared by the Board of Directors, and the Board of Directors has never declared any such dividends in the past. The Company has no plans to pay such dividends in the foreseeable future, and its current financing agreements would restrict the amount of any such dividends.

        The proposed increase in the number of authorized shares of Common Stock will provide the Company with greater flexibility to enter into financings, acquisitions and other business transactions. While the proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on existing shareholders, the future issuance of additional shares of Common Stock (other than in connection with stock splits and stock dividends) will dilute the percentage ownership of the current shareholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. As described above in this Proxy Statement under "Election of Directors," the Company now has a Board of Directors consisting of three classes (of which one class is elected annually), and the inability of an acquirer or potential acquirer to replace all of the directors at a single meeting of shareholders may also make it more difficult for an acquirer or potential acquirer to acquire control of the Company. Other than in connection with the Company's existing equity incentive plans and Employee Stock Purchase Plan (as such plans are proposed to be amended as described below in this Proxy Statement) and pursuant to the Company's existing commitments to the holders of its outstanding Series B Preferred Stock and warrants, the Company has no present intention or plans to issue any shares of Common Stock. In particular, the Company is not now engaged in any pending or proposed acquisitions which would require an increase in the number of authorized shares of Common Stock.

        In addition to the proposed increase in the number of authorized shares of Common Stock, the "Other Lawful Provisions" set forth in Article VI of the Amended Articles make certain changes to the comparable provisions of the Company's existing Articles of Organization in a manner consistent with the New Act. In particular, these provisions (i) permit action by shareholders, in place of meetings, by written consent of holders of sufficient shares to take the specified action (subject to certain notice requirements in the New Act for shareholders not executing such written consents), (ii) set forth the standards for indemnification by the Company of liabilities and expenses (including judgments, fines, penalties and attorneys' fees and amounts paid in compromise or settlement) which the directors and officers of the Company may incur while serving in such capacities or as directors and officers of other entities at the request of the Company, and (iii) limit personal liability of the directors to the Company and its shareholders except in situations involving breach of a director's duty of loyalty, intentional misconduct or knowing violation of law, authorization of distributions to shareholders when the Company is insolvent or rendered insolvent, or improper personal benefit to the director.

        Approval of the amendment and restatement of the Company's Articles of Organization as described in the Amended Articles will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, voting as a single group. Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the

Annual Meeting in favor of approval of the Amended Articles. The Board of Directors recommends that shareholders vote "FOR" such approval.

AMENDMENT OF 2000 STOCK INCENTIVE PLAN
(Item 3 on Proxy Form)

        On April 4, 2005, the Company's Board of Directors adopted, subject to shareholder approval, Amendment No. 1 to Clean Harbors, Inc. 2000 Stock Incentive Plan (the "Plan Amendment"), a copy of which is attached to this Proxy Statement as Exhibit B. The Plan Amendment amends the Company's 2000 Stock Incentive Plan (the "2000 Plan") by (i) increasing the total awards ("Awards") that can be issued under the Plan from the 1,500,000 shares of Common Stock approved at the 2002 Annual Meeting of Shareholders to 2,000,000 shares, (ii) limiting the number of shares for which Awards may be granted to any participant under the Plan in any fiscal year to a maximum of 200,000, (iii) permitting, upon such conditions as may be approved by the Company's Board of Directors, participants to gift stock options (other than Incentive Stock Options) granted under the Plan to immediate family members or family trusts, and (iv) adding a provision which will allow the Compensation Committee of the Company's Board of Directors (the "Committee") to grant performance-based restricted stock.

        As of March 1, 2005, a total of 97,720 shares of Common Stock had been previously issued pursuant to Awards granted under the 2000 Plan, 1,193,199 shares were reserved for potential future issuance under Awards then outstanding under the Plan, and 209,081 shares were available for additional Awards to be granted under the Plan. Under the Plan Amendment, the number of shares available to be issued through additional Awards granted under the Plan as of March 1, 2005 will therefore be increased from 209,081 to 709,081. Under the terms of the Plan, shareholder approval is required for any amendment that increases the number of shares of Common Stock subject to the Plan (other than in connection with an adjustment upon a change in capitalization) and to make the other proposed modifications of the Plan which are needed in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") as described below.

        The 2000 Plan provides that the Committee may grant awards for up to the number of shares of Common Stock available under the Plan (subject to anti-dilution adjustments, at the sole discretion of the Committee). If any Award in respect of shares of Common Stock expires or is terminated before exercise or is forfeited for any reason without a payment in the form of stock being made to the participant, the shares of Common Stock subject to such Award, to the extent of such expiration, termination or forfeiture, again become available for award under the Plan. All employees, directors and consultants to the Company or any of its subsidiaries are eligible to participate in the Plan, except that directors who are not employees may participate only to the limited extent described below under "Types of Awards." At the discretion of the Committee, Awards may be in the form of incentive stock options ("ISOs") which qualify for special federal income tax treatment under Section 422 of the Code, options which are not qualified for special tax treatment ("Non-Qualified Stock Options") and restricted stock.

        The 2000 Plan is now the only plan in effect under which Awards may be granted to the Company's employees and directors, although (as described below in this Proxy Statement under "Amendment of Employee Stock Purchase Plan") the Company also has an Employee Stock Purchase Plan under which employees of the Company and its subsidiaries may purchase shares of Common Stock at 85% of the current market price. The Company previously had in effect two other equity incentive plans (the "1987 Plan" and the "1992 Plan"). Under the 1987 Plan, the Committee could grant Non-Qualified Stock Options. The 1987 Plan expired in 1997, although stock options outstanding under the 1987 Plan (for a maximum of 28,775 shares as of March 1, 2005) may continue to be exercised until such options expire or are terminated in accordance with their respective terms. Under the 1992 Plan, the Committee could grant ISOs, Non-Qualified Stock Options, restricted stock, performance stock units, and stock appreciation rights. The 1992 Plan expired on March 15, 2002, although stock options outstanding under the

1992 Plan (for a maximum of 379,205 shares as of March 1, 2005) may continue to be exercised until such options expire or are terminated in accordance with their respective terms.

        As more fully described below, the provisions of the Plan Amendment limiting to a maximum of 200,000 shares the number of shares for which Awards may be granted to any participant in any fiscal year and providing the Committee with authority to grant performance-based restricted stock are intended to comply with the requirements for performance-based compensation described in Section 162(m) of the Code. Section 162(m) limits the deductions a public company can claim for compensation in excess of $1 million in a given year paid to each of the chief executive officer and the four other most highly compensated executive officers serving on the last day of the fiscal year. "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. If the Plan Amendment is approved by the Company's stockholders, the Committee will be limited in the number of shares respecting which the Committee may grant Awards of all types to any participant in any fiscal year, and the Committee may structure Awards to be performance-based and therefore not subject to the $1 million deductibility cap under Section 162(m). However, to the extent the Committee determines in connection with any specific Award that compliance with the performance based criteria under Section 162(m) would not be in the best interests of the Company or its shareholders, the Committee will retain the ability which the Committee now has to grant Awards which do not satisfy such criteria provided that the total Awards of all types granted to any participant in any fiscal year satisfies the 200,000 share limitation.

Types of Awards

        The 2000 Plan provides that the Committee may grant Awards to employees, directors, and consultants in any of the following forms:

        Options.    The Compensation Committee may award ISOs and Non-Qualified Stock Options (collectively, "Options") and determine the number of shares to be covered by each Option, the option price therefor, the term of the Option, and the other conditions and limitations applicable to the exercise of the Option. Except for automatic grants of certain options to Non-Employee Directors of the Company as described below and any additional awards which the Company's Board of Directors may elect to make to Non-Employee Directors, the 2000 Plan provides that the Committee will have full discretion (subject to the terms of the Plan) in making such grants. However, as required by the Code, the option price per share of Common Stock purchasable under an ISO shall not be less than 100% of the fair market value of the Common Stock on the date of award. Furthermore, if the grantee of an ISO then owns more than 10% of the voting power of all classes of the Company's capital stock then outstanding, the option price per share of Common Stock purchasable under an ISO shall be not less than 110% of the fair market value of the Common Stock on the date of award. The 2000 Plan provides that the option price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee in its discretion, and such price may be less than, equal to or greater than the fair market value of the Common Stock on the date of award. Options may be exercisable for not more than ten years after the date the Option is awarded.

        In addition to the grant of Options at the Committee's discretion (or the discretion of the Company's Board of Directors in the case of any additional awards to the Company's Non-Employee Directors), the 2000 Plan also provides for non-discretionary grants of Non-Qualified Stock Options to all directors of the Company who are both neither employees nor providers of material amounts of consulting or other services to the Company ("Non-Employee Directors"). Each Non-Employee Director who is first elected a member of the Company's Board of Directors while the 2000 Plan is in effect shall automatically receive the grant of a Non-Qualified Stock Option to purchase that number of shares of Common Stock determined by multiplying 2,000 by the number of years or portion thereof for which the Director shall be elected to serve and rounding the result to the nearest whole number. After the initial grant of non-discretionary options under the 2000 Plan at the time of initial election, each Non-Employee Director subsequently re-elected at any meeting of shareholders held while the 2000 Plan remains in effect shall receive as of the date of each such meeting the grant of a Non-Qualified Stock Option to purchase that same number of shares of Common Stock as determined for the initial election. Options granted to Non-Employee Directors elected for a term of one year are immediately exercisable. Options granted to Non-Employee Directors elected for a term of more than one year shall be exercisable immediately as to 2,000 shares and as to 2,000 additional shares (or such lesser number as shall have been awarded) at the commencement of each successive year of the term. The purchase price of the shares of Common Stock subject to each such Option shall be the closing price of a share of the Common Stock on the NASDAQ Stock Market on the date the Option is granted.

        Restricted Stock.    An Award of restricted stock ("Restricted Stock") entitles the participant to acquire shares of Common Stock subject to such conditions and restrictions as the Committee shall determine, which will normally include a right of the Company, during a specified period or periods, to repurchase such shares at their original purchase price (or to require forfeiture of such shares) upon the participant's termination of employment. Subject to the provisions of the 2000 Plan, the Committee may award shares of Restricted Stock and determine the purchase price therefor, the duration of the restricted period during which, and the conditions under which, the shares may be forfeited to or repurchased by the Company, and the other terms and conditions of such Awards. The Committee may also thereafter modify or waive the restrictions with respect to any Restricted Stock. Shares of Restricted Stock may be issued for cash equal to less than the fair market value of the Common Stock on the date of Award or no cash consideration. A participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights and any other conditions contained in the Award.

Other Material Provisions of 2000 Plan

        Granting of Awards.    Each Award may be made alone, in addition to, or in relation to any other Award. The terms of each Award need not be identical, and the Committee need not treat participants uniformly. Except as otherwise provided by the 2000 Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter. The Committee determines whether Awards are to be settled in whole or in part in cash, Common Stock, other securities of the Company, or other property. The Committee may permit a participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts.

        Outstanding Awards.    Awards may not be made under the 2000 Plan after April 25, 2010, but outstanding Awards may extend beyond such date. Common Stock subject to Options which expire or are terminated prior to exercise and Common Stock which has been forfeited under the terms of Restricted Stock Awards will be available for future Awards under the Plan. Both treasury shares and authorized but unissued shares may be used to satisfy Awards under the Plan. Any proceeds received by the Company from transactions under the Plan will be used for the general purposes of the Company.

        Administration.    The Committee serves as the administrator of the 2000 Plan. In such capacity, the Committee determines, from among those employees and consultants eligible to receive Awards, those to whom Awards should be granted and the type of Awards to be granted. In addition, subject to certain limitations, the Committee has authority to resolve any disputes arising under the terms of the outstanding Awards.

        Amendment.    The Company's Board of Directors may amend, suspend, or terminate the Plan or any portion thereof at any time. However, no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934, or any successor provision. Accordingly, shareholder approval is required for any amendment that increases the number of shares of Common Stock subject to the 2000 Plan (other than in connection with an adjustment upon a change in capitalization) or makes any change in the class of employees, directors or consultants of the Company eligible to be granted Awards by the Committee under the Plan.

Certain Tax Information

        Incentive Stock Options.    For federal income tax purposes, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to the optionee upon the exercise of the option, and no deduction is allowed to the Company upon either the grant or the exercise of the ISO. Rather, if shares acquired upon the exercise of an ISO are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are transferred to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of (i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain. The 2000 Plan requires each employee granted an ISO under the 2000 Plan to notify the Committee in the event that the optionee disposes of Common Stock acquired upon exercise of an ISO either within the two-year period following the date the ISO was granted or within the one-year period following the date the optionee receives Common Stock upon the exercise of an ISO. If an optionee is required to recognize ordinary income as a result of a disqualifying disposition of shares acquired upon exercise of an ISO, the Company will be entitled (subject to certain limitations on employee remuneration in excess of $1 million under Section 162(m) of the Code as described below) to a corresponding deduction from its taxable income provided the Company complies with certain reporting requirements. Any such increase in the taxable income of the optionee or deduction from the taxable income of the Company attributable to such disposition is treated as an increase in taxable income or a deduction from taxable income in the taxable year in which the disposition occurs.

        "Alternative minimum taxable income" in excess of a taxpayer's exemption amount is subject to the alternative minimum tax, which is currently imposed at a rate of 26% to 28% on individuals and is payable to the extent it exceeds the regular income tax. The excess of the fair market value on the date of exercise over the option price of shares acquired on exercise of ISOs generally constitutes an item of alternative minimum taxable income for the purpose of the alternative minimum tax. The optionee's basis for the shares acquired for regular income tax purposes will not be increased by the amount of alternative minimum taxable income recognized on exercise, but the optionee may be able to recover the amount of his or her alternative minimum tax liability through the alternative minimum tax credit against future gain from sale of the stock.

        If the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock covered by ISOs granted to an individual optionee which become exercisable for the first time in a calendar year exceeds $100,000, the amount of the excess will not be treated as shares acquired through exercise of an ISO.

        Non-Qualified Stock Options.    For federal income tax purposes, a person who is granted a Non-Qualified Stock Option will not have taxable income at the date of grant; however, an optionee who thereafter exercises such an option will be deemed to have received compensation income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. The optionee's basis for such shares will be increased by the amount which is deemed compensation income. For the year in which a Non-Qualified Stock Option is exercised, the Company will be entitled (subject to certain potential limitations under Section 162(m) of the Code as described below) to a deduction in the same amount as the optionee is required to include in his or her income provided the Company withholds and deducts as required by law. When the optionee disposes of such shares, he or she will recognize capital gain or loss.

        Restricted Stock.    A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time the Common Stock is no longer subject to forfeiture, minus the amount (if any) paid for such stock. However, a recipient who makes an election under Section 83(b) of the Code within 30 days of the date of issuance of the Restricted Stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at the time (measured as if the shares were unrestricted and could be sold immediately), minus the amount (if any) paid for such stock. For the year in which any such ordinary income is realized by the recipient of Restricted Stock, the Company will be entitled (subject to certain potential limitations in Section 162(m) of the Code as described below) to a deduction in the same amount as the recipient is required to include in his or her income, provided the Company withholds and deducts as required by law. If the election is made, no taxable income will be realized when the shares subject to such election are no longer subject to forfeiture. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate realization of income under Section 83(b) of the Code).

        Section 162(m) Limitations.    The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code. Section 162(m) generally disallows a public company's tax deduction in any tax year beginning on or after January 1, 1994 for compensation in excess of $1 million paid to certain "covered employees," which consist of the chief executive officer and the four other most highly compensated executive officers serving on the last day of the fiscal year. However, compensation that qualifies as "performance based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company paying such compensation.

        Under Section 162(m), stock options granted with exercise prices of not less than fair market value on the grant date, and which therefore result in compensation only to the extent of subsequent increases in the market price of the common stock subject to such options, are deemed to be performance based provided the plan under which such options are granted contains a limit on the total number of options which may be granted in any fiscal year to any single participant. Such stock options therefore need not be made subject to performance based vesting criteria. However, with respect to restricted stock, compliance with the exception to the application of Section 162(m) depends, in part, on stockholder approval of certain general business criteria which the committee administering the incentive plan may impose on the grant of such restricted shares and the establishment by the committee of such criteria in connection with each grant of restricted stock which is intended to be performance based. Stockholder approval of general business criteria, without specific targeted levels of performance, will therefore permit qualification of incentive awards granted during the next five (5) years for full tax deductibility under Section 162(m), provided the committee establishes specific performance objectives in connection with any award of restricted stock which is intended to comply with Section 162(m).

        The Plan Amendment limits the number of Awards that the Committee may grant to any participant in any fiscal year to a maximum of 200,000, adds a provision permitting the Compensation Committee to grant Restricted Stock subject to certain performance based vesting criteria, and approves the general business criteria which the Committee may utilize in making Awards of Restricted Stock which are intended to comply with the performance based exception under Section 162(m). Under the Plan Amendment, along with the existing terms of the Plan, the Committee will have the ability to grant Options and Restricted Stock to employees (and in particular, those that the Compensation Committee believes may be covered employees) that will qualify as "performance based compensation." Accordingly, any compensation deduction otherwise available to the Company in connection with Awards subsequently granted by the Committee under the 2000 Plan which consist of either Options or of performance-based Restricted Stock will not be subject to the deductibility limitation of Section 162(m). However, future changes in Section 162(m) or regulations promulgated thereunder might adversely effect the ability of the Company to ensure that Awards granted under the Plan will continue to qualify as "performance based compensation" that would otherwise have been fully deductible by the Company under Section 162(m).

        Section 409A.    Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to the payment of deferred compensation to employees and other service providers. Deferred compensation payments that do not meet these requirements are generally taxed to the employee or service provider when they vest, and may also be subject to a 20% penalty tax, payable by the employee or service provider. These new rules generally apply with respect to deferred compensation that becomes earned or vested on or after January 1, 2005. While guidance from the Internal Revenue Service on the scope and application of Section 409A is limited to date, the Company does not believe that the Options previously granted under the Plan will be subject to Section 409A and expects to structure future Option grants and other Awards in a manner that will either avoid the application of Section 409A or meet its requirements.

        Other Tax Consequences.    The foregoing is a general summary only of the principal federal income tax aspects of Awards granted under the 2000 Plan, and tax consequences may vary depending on the particular circumstances associated with any Award. In addition, the relevant provisions of the Code and the Regulations thereunder and administrative and judicial interpretations are subject to change. Furthermore, no information is given with respect to foreign, state or local taxes that may be applicable in the case of any Award in addition to, or in lieu of, U.S. federal income taxes.

Equity Compensation Plan Information.

        All awards which have been made to date under the 2000 Plan have been in the form of Non-Qualified Stock Options, with exercise prices equal to at least 100% of the closing price of Common Stock on the NASDAQ Stock Market on the dates on which such awards were made. The following table shows all of the stock options which were granted through March 1, 2005 and had not expired as of March 1, 2005 under the 2000 Plan to each of the individuals named in the "Summary Compensation Table" earlier in this Proxy Statement and to the groups specified in the table. Of the total 1,457,369 stock options which have been granted under the 2000 Plan, a total of 166,450 terminated in accordance with their respective terms prior to exercise, and the shares originally subject to those terminated options therefore became available for purposes of additional grants under the Plan. See "Stock Option/SAR Grants" and "Option Exercises and Year-End Option Values" earlier in this Proxy Statement for a further description of the stock options which were previously granted to the Company's principal executive officers and those options which remained unexercised as of December 31, 2004.

Name and Principal Position	Amount of Option Shares
Alan S. McKim Chairman of the Board and Chef Executive Officer	—
Gene A. Cookson President, Site Services*	100,000
Mark S. Burgess Executive Vice President and Chief Financial Officer	105,000
Eric W. Gerstenberg Senior Vice President, U.S. Disposal Operations*	40,000
Anthony Pucillo Executive Vice President, Sales, Marketing and Central Operations*	40,000
All current executive officers as a group (15 persons)	473,194
All current directors who are not executive officers as a group (8 persons)	109,500
All employees, including all officers who are not executive officers, as a group (23 persons)	582,694

*
Clean Harbors Environmental Services, Inc.

        The following table includes information as of December 31, 2004 regarding shares of Common Stock authorized for issuance under all of the Company's equity compensation plans. The Company's shareholders previously approved each of the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,635,768	$8.28	207,581

(1)
Includes (i) the Company's 1987 Equity Incentive Plan (the "1987 Plan") which expired in 1997, but under which there were outstanding options on December 31, 2004 for an aggregate of 31,750 shares, (ii) the Company's 1992 Equity Incentive Plan (the "1992 Plan") which expired in 2002, but under which there were outstanding options on December 31, 2004 for an aggregate of 401,265 shares, and (iii) the Company's 2000 Equity Incentive Plan under which there were outstanding options on December 31, 2004 for an aggregate of 1,202,753 shares and 207,581 shares were available for grant of future options.

        Approval of the amendment of the 2000 Stock Incentive Plan to (i) increase the number of shares authorized for issuance under the Plan from 1,500,000 to 2,000,000 and (ii) make the other changes set forth in the Plan Amendment, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, voting as a single group, which are represented at the Annual Meeting. Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the Annual Meeting in favor of such amendment. The Company's Board of Directors believes that increase in the number of shares authorized for issuance under the 2000 Equity Incentive Plan will materially assist in the Company's efforts to attract and retain the highly trained and motivated individuals which will be required to further the growth of the Company, and that the other changes set forth in the Plan Amendment are desirable particularly in order to facilitate the Company's ability to fully deduct compensation paid to the Company's executive officers for federal income tax purposes. The Board of Directors recommends that shareholders vote "FOR" such approval.

AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN
(Item 4 on Proxy Form)

        In 1995, the Company's Board of Directors and shareholders adopted the Clean Harbors Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") through which employees of the Company and its subsidiaries are given the opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. As originally adopted, the Plan reserved a total of 1,000,000 shares of Common Stock for potential purchase. As of March 1, 2005, a total of 880,251 shares have been sold to employees under the Plan and therefore 119,749 shares remained reserved for potential future purchase.

        All employees of the Company or its subsidiaries who have completed 90 days of employment and are regularly scheduled to work at least 20 hours per week, on a full or part-time basis, are eligible to participate in the Employee Stock Purchase Plan, except for any employee who owns 5% or more of the total outstanding voting stock of the Company. Employees who elect to participate may utilize up to 10% of their payroll for the purchase of Common Stock, provided, however, that no employee may purchase more than $25,000 in fair market value of the Company's Common Stock in any calendar year.

        Under the Employee Stock Purchase Plan, the Company sells shares of Common Stock to participating employees through quarterly offerings on the first day of January, April, July and October of each year. Employees who elect to participate in any offering under the Plan have an option to purchase Common Stock at the end of such option period at 85% of the closing price of the stock on the first day of such quarterly offering or, if lower, 85% of the closing price on the last day of the offering or the nearest prior business day on which trading in the stock shall have occurred on the NASDAQ National Market System. An employee who elects to participate in an offering is deemed to have exercised his option to purchase Common Stock with payroll deductions for the purchase of that number of shares of stock which the accumulated payroll deductions at the end of the offering will purchase at the applicable option price.

        If an employee ceases to participate in the Plan, any accumulated payroll deductions which have accumulated after an employee elects to terminate participation in the Employee Stock Purchase Plan are returned to the employee promptly following termination of an offering without interest. If an employee terminates employment with the Company prior to the last day of any offering, other than by reason of death, payroll deductions credited to him or her are returned without interest.

        Options to purchase Common Stock offered to employees under the Employee Stock Purchase Plan are exercisable only by the employee and are not transferable except by death, in which event the employee's beneficiary shall have until the earlier of the next offering termination date or the expiration of 60 days from the employee's date of death to either withdraw all of the payroll deductions credited to the participant during the offering outstanding at the time of his death, or exercise the participant's option for the purchase of stock on the next offering termination date.

        The Plan is administered by the Compensation Committee (the "Committee") of the Company's Board of Directors. The Board of Directors has the sole power and authority to terminate or amend the Plan; provided, however, that the Board of Directors may not, without the approval of a majority of the shareholders, (i) increase the maximum number of shares which may be issued under any offering (except upon changes in capitalization of the Company), (ii) amend the requirements as to employees' eligible to purchase stock under the Plan, or (iii) permit members of the Committee to purchase stock under the Plan.

        The Employee Stock Purchase Plan is designed to meet the requirements of an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is neither a pension, profit-sharing, or stock bonus plan designed to qualify under Section 401(a) of the Code, nor an employee benefit plan subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Amounts deducted from an employee's paycheck in order to purchase shares of Common Stock under the Plan are taxable as part of the employee's compensation. However, under Section 421(a) of the Code, the purchase of shares under the Plan is not itself a taxable event, even though the purchase price for the shares is less than market price for the shares. The difference between the market price and the purchase price—the 15% discount—is not taxable at the time of purchase. For federal income tax purposes, no taxable income results to the employee, and no deduction is allowed to the Company, when an employee purchases stock under the Plan. There is a statutory holding period equal to the greater of two years from the date of option grant or one year from the date of purchase to obtain capital gains treatment on the sale of shares (although all or a portion of the 15% discount will be taxable upon disposition as ordinary income). If the employee disposes of the stock acquired under the Plan before the expiration of the statutory holding period, at the time of disposition the employee must recognize as ordinary compensation income the difference between the stock's fair market value on the purchase date and the option price. The balance of any gain or loss will be treated as capital gain or loss. Shares of stock must have been held for more than one year in order to qualify for long-term capital gain or loss treatment. Shares held for one year or less will trigger short-term capital gain or less upon disposition thereof.

        Approval of the amendment of the Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the Plan from 1,000,000 to 1,500,000 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock, voting as a single group, which are represented at the Annual Meeting. Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the Annual Meeting in favor of such amendment. The Company's Board of Directors believes that the increase in the number of shares authorized for issuance under the Employee Stock Purchase Plan will assist the employees of the Company and its subsidiaries in acquiring a proprietary interest in the Company and thereby further the Company's growth. Accordingly, the Board recommends that the shareholders vote "FOR" the proposed amendment of the Employee Stock Purchase Plan.

NOTIFICATION REGARDING AMENDMENT OF BY-LAWS

        On April 4, 2005, the Company's Board of Directors amended and restated the Company's By-Laws as previously in effect (the "Old By-Laws") through adoption of new By-Laws (the "New By-Laws"). A copy of the New By-Laws is attached to this Proxy Statement as Exhibit C. The principal reason for adoption of the New By-Laws was to make the Company's By-Laws conform to certain recent changes in Massachusetts law which resulted from the adoption by the Massachusetts legislature effective July 1, 2004 of the new Massachusetts Business Corporation Act (Chapter 156D of the Massachusetts General Laws) (the "New Act"). There is no requirement that the stockholders approve the New By-Laws, and the following description of the changes to the Old By-Laws constitutes the shareholder notice of such changes which is required by the Old By-Laws and the New Act.

        The New By-Laws include revisions to most sections of the Old By-Laws, but most changes are minor. For example, the term "stockholder" is replaced with "shareholder," and the office of "Clerk" is replaced with the office of "Secretary." Only a few of the changes to the Old By-Laws are substantive, and these changes are summarized briefly below:

        1.     Unlike the Old By-Laws, the New By-Laws specify the procedures to be followed by shareholders who wish to make proposals for consideration at shareholder meetings. Article I, Section 4.

        2.     Written proxies executed by shareholders can be effective for up to 11, as opposed to 6, months. Article I, Section 8.

        3.     Shareholders can now take action through written consents signed by less than all of the shareholders provided that (i) such consents are signed by holders of sufficient shares to approve such action by law, the Company's Articles of Organization and the By-Laws, and (ii) notice of the action proposed to be taken by written consent is delivered to all other shareholders at least seven days prior to the action. Article I, Section 10.

        4.     The Board of Directors may now establish a record date for a shareholder meeting up to 70 days prior to the meeting date, rather than 60 days under the Old By-Laws. Article I, Section 11.

        5.     Subject to such procedures as the Board of Directors may adopt, participation in meetings of shareholders may take place by electronic communication. Article I, Sections 12 and 13.

        6.     Unlike the Old By-Laws, the New By-Laws specify the procedures to be followed by shareholders who wish to nominate candidates for election as directors. Article II, Section 2.

        7.     The division of the Board of Directors into three classes, with one of such classes being elected each year, is now stated in the By-Laws. Article II, Section 3. Although the Old By-Laws did not contain this provision, the Company has been subject to this provision since the adoption in 1990 by the Massachusetts Legislature of Section 50A of Chapter 156B of the Massachusetts General Laws, which provision is carried over by the New Act. Under these statutes, this provision is mandatory for all publicly-held business corporations organized under Massachusetts law except (in the case of both the old law and the New Act) for corporations which affirmatively "opt-out" of this requirement by following certain procedures set forth in such statutes.

        8.     Unlike the Old By-Laws, the New By-Laws specify the standards of conduct for directors and for dealing with situations involving conflicts of interest involving directors in a manner consistent with the New Act. Article II, Sections 19 and 20.

        9.     Notices to both directors and shareholders may now be given by electronic communication. Article III.

        10.   The Company's Board of Directors may now authorize the issuance of stock in consideration of an agreement to provide services, as opposed only to services already performed. Article V, Section 1.

        11.   Unlike the Old By-Laws, the New By-Laws specify the standards applicable to shareholders' rights to inspect corporate documents. Article VI, Sections 2 and 3.

        12.   Unlike the Old By-Laws, the New By-Laws specify the standards and procedures for indemnification of directors and officers of the Company and its subsidiaries in a manner consistent with the New Act, which are more specific than the prior law regarding such standards and procedures. Article VII.

SHAREHOLDER PROPOSALS

        Proposals, which qualified shareholders intend to present at the 2006 Annual Meeting, must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than January 15, 2006.

        Shareholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2006 Annual Meeting, and shareholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Secretary and received at the Company's principal executive offices not later than January 15, 2006. The written notice must satisfy certain requirements specified in the Company's By-Laws. A copy of the By-Laws as now in effect is attached to this Proxy Statement as Exhibit C.

OTHER MATTERS

        THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE COMPANY. A COPY OF THE FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, MAY BE OBTAINED WITHOUT CHARGE, AND COPIES OF THE EXHIBITS WHICH ARE LISTED THEREIN WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S COSTS OF REPRODUCTION AND MAILING OF SUCH EXHIBITS. ALL SUCH REQUESTS SHOULD BE DIRECTED TO STEPHEN H. MOYNIHAN, SENIOR VICE PRESIDENT, PLANNING AND DEVELOPMENT, CLEAN HARBORS ENVIRONMENTAL SERVICES, INC., 1501 WASHINGTON STREET, BRAINTREE, MASSACHUSETTS 02184-7535, TELEPHONE (781) 849-1800, EXT. 4454.

        Except for the matters set forth above, management knows of no other matter, which is to be brought before the meeting, but if any other matter shall properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matter.

By Order of the Board of Directors,

C. Michael Malm, Secretary

April 15, 2005

        THE BOARD OF DIRECTORS HOPES THAT SHAREHOLDERS WILL ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

EXHIBIT A

        The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Restated Articles of Organization
(General Laws Chapter 156D, Section 10.07; 950 CMR 113.35)

(1)	Exact name of corporation:	Clean Harbors, Inc.
(2)	Registered office address:	1501 Washington Street, Braintree, MA 02185 (number, street, city or town, state, zip code)
(3)	Date adopted:	May , 2005 (month, day, year)
(4)	Approved by:
(check appropriate box) ☐ the directors without shareholder approval and shareholder approval was not required;
OR
☒ the board of directors and the shareholders in the manner required by G.L. Chapter 156D and the corporation's articles of organization.
(5)
The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section 2.02 except that the supplemental information provided for in Article VIII is not required:*

ARTICLE I
The exact name of the corporation is:

        Clean Harbors, Inc.

ARTICLE II

        Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:**

        To operate as a holding company and to conduct any business permitted to business corporations under Chapter 156D of the General Laws of the Commonwealth of Massachusetts.

* Changes in Article VIII must be made by filing a statement of change of supplemental information form.

** Professional corporations governed by G. L. Chapter 156A must specify the professional activities of the corporation.

ARTICLE III

        State the total number of shares and par value, * if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Preferred	1,080,415	$.01
		Common	40,000,000	$.01

ARTICLE IV

        Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued, Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

See Continuation Sheets 4A through 4O attached hereto.

ARTICLE V

        The restrictions, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

None

ARTICLE VI

        Other lawful provisions, and if there are no such provisions, this article may be left blank.

See Continuation Sheets 6A and 6B attached hereto.

Note: The preceding six (6) articles are considered to be permanent and maybe changed only by filing appropriate articles of amendment.

*G. L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G. L. Chapter 156D, Section 6. 21, and the comments relative thereto

Continuation Sheet 4A

        SECTION 1.    General.

        The total number of shares of stock which the Corporation shall have the authority to issue is forty million (40,000,000) shares of common stock, par value $.01 per share, and one million eighty thousand four hundred fifteen (1,080,415) shares of preferred stock, par value $.01 per share.

        The shares authorized in this Article IV may be issued by the Corporation from time to time as approved by its Board of Directors without the approval of its stockholders.

        The designations, powers, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, each class or series of stock shall be as set forth below in Sections 2 and 3 of this Article IV.

        SECTION 2.    Common Stock

        Except as provided by law or in this Article IV (or in any certificate of establishment of any series of preferred stock), the holders of the common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote on all matters for each share held by such holder.

        Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of the dividends, the full amount of dividends and of sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class of series of stock entitled to participate therewith to dividends, out of any assets legally available for the payment of dividends; but only when and as declared by the Board of Directors.

        In the event of any liquidation, dissolution or winding up of the Corporation after there shall have been paid to or set aside for the holders of any class having preferences over the common stock in the event of liquidation, dissolution or winding up of the Company the full preferential amounts to which they are respectively entitled, the holders of the common stock, and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation to receive the remaining assets of the Corporation available for distribution, in cash or in kind, in proportion to their holding.

        SECTION 3.    Preferred Stock.

        The Board of Directors of the Corporation is authorized within the limitations and restrictions stated in this Article IV by vote or votes from time to time adopted, to provide for the issuance of preferred stock in one or more series and to fix and state the voting powers, designations, preferences and relative, participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, without limitation, the distinctive serial designation and the number of shares constituting such series and to increase or decrease the number of shares constituting any such series; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding provided that, in case the number of shares of any series shall be so decreased, the shares then constituting such decreases shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series and including further, without limitation, determination of one or more of the following:

Continuation Sheet 4B

          (a)   The dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating, preferences or other special rights, if any, with respect to dividends;

          (b)   The voting powers, if any, of shares of such series;

          (c)   Whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

          (d)   The amount or amounts payable upon the shares of such series and any preferences applicable thereto in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (e)   Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price at which such shares may be redeemed or purchased through the application of such fund;

          (f)    Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and, if so, convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (g)   The price or other consideration for which the shares of such series shall be issued;

          (h)   Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of stock; and

          (i)    Such other powers, preferences, special rights, qualifications, limitations and restrictions thereof as the Board of Directors of the Corporation may deem advisable.

Continuation Sheet 4C

Vote Adopted by the Board of Directors of the Corporation on January 4, 1993 Establishing the Terms of the Series B Convertible Preferred Stock

VOTED: That this Corporation issue a series of convertible preferred stock having the voting powers, designations, preferences and special or relative participating, optional and other rights and privileges as set forth in the "Description of Series B Convertible Preferred Stock" presented to this meeting; that such series of preferred stock shall be designated: "Series B Convertible Preferred Stock"; that said Series B Convertible Preferred Stock shall consist of 156,416 shares of Preferred Stock of this Corporation; and that the Clerk of the Corporation file a Certificate of Designation incorporating the Description of Series B Convertible Preferred Stock with the Massachusetts Secretary of State.

Continuation Sheet 4D

DESCRIPTION OF SERIES B CONVERTIBLE PREFERRED STOCK

        1.    Designation.    A total of 156,416 shares of Preferred Stock, $.01 par value per share, authorized under the Articles of Organization of Clean Harbors, Inc. (the "Company"), shall be designated the "Series B Convertible Preferred Stock."

        2.    Dividends.    The holders of the Series B Convertible Preferred Stock shall be entitled to receive, in preference to the holders of the Common Stock (as hereinafter defined) and any other capital stock of the Company, dividends on each outstanding share of Series B Convertible Preferred Stock on a cumulative (but non-compounded) basis during the first year after the Initial Issuance Date (as hereinafter defined) of such share at the annual rate of seven percent (7%), and thereafter eight percent (8%), of the Liquidation Preference (as defined in Section 3(b) hereof) of the Series B Convertible Preferred Stock as then in effect. Dividends shall accrue from day to day on each such share from the date on which such share is initially issued by the Company (the "Initial Issuance Date"), whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Dividends shall be payable on the 15th day of January, April, July and October of each year to holders of record of the Series B Convertible Preferred Stock as of the first day of each such month, commencing on the first such date to occur after the Initial Issuance Date. At the election of the Company's Board of Directors, each such dividend shall be payable either in cash or by the issuance of shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), having a Market Value as of the record date of such dividend equal to the amount of such dividend payable on the applicable payment date. "Market Value" shall mean the average closing price of Common Stock on the NASDAQ inter-dealer quotation system or, if applicable, the principal securities exchange on which Common Stock is then being traded, for the five trading days preceding the date as of which such Market Value is to be determined. If Common Stock is not then being traded on the NASDAQ inter-dealer quotation system or on any securities exchange, then "Market Value" shall mean the value of Common Stock as established by the Company's Board of Directors in good faith. In the event that full cumulative dividends on the Series B Convertible Preferred Stock have not been paid, the Company may not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or retirement of the Common Stock or any other capital stock of the Company.

        3.    Liquidation, Dissolution or Winding Up.

          (a)   In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, holders of each share of Series B Convertible Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of shares of Common Stock or any other shares of capital stock of the Company, an amount per share equal to the greater of (i) the Liquidation Value (as defined in Section 3(b) hereof) per share of Series B Convertible Preferred Stock, or (ii) the amount per share of Series B Convertible Preferred Stock that would have been payable had each such share been converted, in accordance with and subject to the provisions of Section 5 hereof, into Common Stock immediately prior to such event of liquidation, dissolution or winding-up.

Continuation Sheet 4E

  If the assets of the Company shall be insufficient to permit the payment in full to the holders of then outstanding shares of Series B Convertible Preferred Stock of the amount thus distributable, then the entire assets of the Company available for such distribution shall be distributed ratably among the holders of the then outstanding shares of Series B Convertible Preferred Stock based upon the respective Liquidation Values of such shares. After such payment shall have been made in full to the holders of the then outstanding shares of Series B Convertible Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of such holders so as to be available for such payment, holders of Series B Convertible Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of Common Stock.

          (b)   The "Liquidation Preference" of the Series B Convertible Preferred Stock in effect at any time shall be equal to $50.00 per share unless such amount shall be hereafter adjusted in accordance with Section 3(c) hereof. The "Liquidation Value" of each outstanding share of Series B Convertible Preferred Stock in effect at any time shall be equal to the Liquidation Preference of such share plus the amount of any accrued but unpaid dividends thereon as calculated in accordance with Section 2 hereof.

          (c)   The Liquidation Preference for each share of Series B Convertible Preferred Stock shall be subject to equitable adjustment if and whenever there shall occur after the date on which this Certificate of Designation shall be filed with the Massachusetts Secretary of State (the "Filing Date") a stock split, combination, reclassification or other similar event involving the Series B Convertible Preferred Stock. A consolidation or merger of the Company in which the owners of voting stock of the Company immediately prior to such consolidation or merger own less than two-thirds of the voting stock of the surviving entity, or a sale of all or substantially all of the assets of the Company, shall be regarded as a liquidation, dissolution or winding-up of the affairs of the Company within the meaning of this Section 3; provided, however, that each holder of Series B Convertible Preferred Stock shall have the right to elect the benefits of the provisions of Section 5(d)(i) hereof in lieu of receiving payment in liquidation, dissolution or winding-up of the Company pursuant to this Section 3.

          (d)   Whenever the distribution provided for herein upon the liquidation, dissolution or winding-up of the Company shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Company's Board of Directors.

        4.    Voting Power.    The holders of the Series B Convertible Preferred Stock shall have the following voting rights:

          (a)   Each share of Series B Convertible Preferred Stock shall entitle the holder thereof to one vote for each share held and, except as provided herein or by law, the Series B Convertible Preferred Stock and the Common Stock (and any other capital stock of the Company at any time entitled to vote) shall vote together as one class.

Continuation Sheet 4F

          (b)   In addition to any provisions herein and any requirement of law, the Series B Convertible Preferred Stock shall vote as a single class with respect to any proposal (i) to change the dividend rate, liquidation Preference, Redemption Price, voting rights or conversion rights of the shares of the Series B Convertible Preferred Stock or to increase the number of authorized shares of Series B Convertible Preferred Stock; (ii) to increase the authorized amount of any class of capital stock of the Company unless the same ranks junior to the Series B Convertible Preferred Stock as to dividends and distribution of assets upon liquidation; (iii) to authorize, create, issue or sell any shares of any class (or any series of any class) of capital stock of the Company that ranks pari passu with or prior to the Series B Convertible Preferred Stock as to dividends or distribution of assets upon liquidation (collectively, the "Priority Stock"); or (iv) for the alteration, change or modification of the rights set forth in this Section 4.

          (c)   Unless the vote of a larger percentage is required by law or the Articles of Organization, the affirmative vote of the holders of a majority of the outstanding shares of Series B Convertible Preferred Stock shall be sufficient to take any action as to which a class vote of the holders of the Series B Convertible Preferred Stock is required by law or the Articles of Organization.

        5.    Conversion Rights.    The holders of the Series B Convertible Preferred Stock shall have the following conversion rights:

          (a)   Subject to and in compliance with the provisions of this Section 5, any then outstanding shares of Series B Convertible Preferred Stock may be converted, at the option of the holder, into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. Such conversion may occur at any time or times on or after August 16, 1994 (the "Initial Conversion Date"), provided the holder shall give to the Company a Conversion Notice (as defined in Section 5(g) hereof) of the holder's election to make such a conversion. The number of shares of Common Stock to which a holder of Series B Convertible Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (as calculated in accordance with Section 5(b) hereof) by the number of shares of Series B Convertible Preferred Stock being converted.

          (b)   The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing the liquidation Value (as calculated in accordance with Section 3(b) hereof) by the Applicable Conversion Value (as calculated in accordance with Section 5(c) hereof). The Applicable Conversion Rate and the Applicable Conversion Value in effect from time to time shall be calculated to four decimal places and rounded to the nearer thousandths.

          (c)   Subject to the occurrence of an Extraordinary Common Stock Event (as defined in Section 5(d) hereof), the "Applicable Conversion Value" in effect at any time shall be $18.630 per share of Series B Convertible Preferred Stock.

          (d)   The number and kind of securities issuable upon the conversion of the Series B Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events (each an "Extraordinary Common Stock Event") occurring on or after the Filing Date as follows:

Continuation Sheet 4G

              (i)  In case of any reclassification or change of outstanding securities issuable upon conversion of the Series B Convertible Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving Company and which does not result in any reclassification or change—other than change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination—of outstanding securities issuable upon exercise of these conversion rights), the holders of the Series B Convertible Preferred Stock shall have, and the Company, or such successor corporation, shall covenant in the constituent documents effecting any of the foregoing transactions that the holders of the Series B Convertible Preferred Stock do have, the right to obtain upon the exercise of these conversion rights, in lieu of each share of Common Stock theretofore issuable upon exercise of these conversion rights, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by a holder of one share of Common Stock issuable upon exercise of these conversion rights as if they had been exercised immediately prior to such reclassification, change, consolidation or merger. The constituent documents effecting any reclassification, change, consolidation or merger shall provide for any adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 5(d). The provisions of this Section 5(d)(i) shall similarly apply to successive reclassifications, changes, consolidations or mergers.

              (ii)  If the Company at any time while any of the Series B Convertible Preferred Stock is outstanding, shall subdivide or combine its Common Stock, the Applicable Conversion Value shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as at such record date, whichever is earlier.

             (iii)  If the Company at any time while any of the Series B Convertible Preferred Stock is outstanding shall pay a dividend payable in, or make any other distribution of, Common Stock, the Applicable Conversion Value shall be adjusted, as at the date the Company shall take a record of the holders of its Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that value determined by multiplying the Applicable Conversion Value in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution) by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with said dividend, except to the extent such payment of cash is treated as a dividend payable out of earnings or surplus legally available for the payment of dividends under the laws of the Commonwealth of Massachusetts).

             (iv)  If the Company at any time while any of the Series B Convertible Preferred Stock is outstanding shall issue any additional shares of Common Stock (otherwise than as provided in Sections 5(d)(i) through 5(d)(iii) above) at a price per share less than ninety percent (90%) of the Market Value (as defined in Section 2 hereof) of Common Stock as of the date of the authorization of such issuance by the Company's Board of Directors, then the Applicable Conversion Value upon each such issuance shall be adjusted to that value determined by multiplying the Applicable Conversion Value by a fraction:

Continuation Sheet 4H

              (A)   the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock multiplied by such Market Value, and (2) the consideration, if any, received and deemed received by the Company upon the issuance of such additional shares of Common Stock, divided by (3) the total number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock, and

              (B)   the denominator of which shall be such Market Value.

              However, no adjustment of the Applicable Conversion Value shall be made in an amount less than $.05 per share, but any such lesser adjustment shall be carried forward and shall be made at the time together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $.05 per share or more. Further, no adjustment of the Applicable Conversion Value shall be made under this Section 5(d)(iv) upon the issuance of any additional shares of Common Stock that (x) are issued pursuant to thrift plans, stock purchase plans, stock bonus plans, stock option plans, employee stock ownership plans and other incentive or profit sharing arrangements for the benefit of employees, provided such plans or arrangements have been approved by a majority of either the disinterested members of the Board of Directors of the Company or the Company's stockholders ("Employee Benefit Plans"), or (y) are issued pursuant to the terms of any Convertible Security (as defined in Section 5(d)(v) below), warrant, option, or other security or contractual obligation outstanding as of the Filing Date (as defined in Section 3(c) hereof), or (z) are issued pursuant to any Common Stock Equivalent (as defined in Section 5(d)(v) below), if upon the issuance of any such Common Stock Equivalent, any such adjustment shall previously have been made pursuant to Section 5(d)(v) hereof or if no adjustment was required pursuant to Section 5(d)(v) hereof.

             (v)  In case the Company shall after the Filing Date (as defined in Section 3(c) hereof) issue any security or evidence of indebtedness which is convertible into or exchangeable for Common Stock ("Convertible Security"), or any warrant, option or other right to subscribe for or purchase Common Stock or any Convertible Security, other than pursuant to Employee Benefit Plans, ("Common Stock Equivalent"), or if, after any such issuance, the price per share for which additional shares of Common Stock may be issuable thereunder is amended, then the Applicable, Conversion Value upon each such issuance or amendment shall be adjusted as provided in Section 5(d)(iv) hereof on the basis that (A) the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (x) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (y) the date of actual issuance of such Common Stock Equivalent; and (B) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent; provided, however, that no adjustment shall be made pursuant to this Section 5(d)(v) unless the consideration received and receivable by the Company per share of Common Stock for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent is less than the then Market Value of Common Stock. No adjustment of the Applicable Conversion Value shall be made under this Section 5(d)(v) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Applicable Conversion Value then in effect upon the issuance of such warrants or other rights pursuant to this Section 5(d)(v).

Continuation Sheet 4I

             (vi)  The following provisions shall be applicable to the making of adjustments to the Applicable Conversion Value hereinbefore provided in this Section 5(d):

              (A)   The consideration received by the Company shall be deemed to be the following: to the extent that any additional shares of Common Stock or any Common Stock Equivalents shall be issued for cash consideration, the consideration received by the Company therefor, or, if such additional shares of Common Stock or Common Stock Equivalents are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any additional shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Company for issuing such Common Stock Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any additional shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of the Company shall notify promptly each holder of the Series B Convertible Preferred Stock of its determination of the fair market value of such consideration.

              (B)   Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Applicable Conversion Value, if any such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Applicable Conversion Value shall forthwith be readjusted and thereafter be the value which it would have been (but reflecting any other adjustments in the Applicable Conversion Value made pursuant to the provisions of Section 5(d)(iv) after the issuance of such Common Stock Equivalent) had the adjustment of the Applicable Conversion Value made upon the issuance or sale of such Common Stock Equivalent been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon exercise, conversion or exchange of such Common Stock Equivalents and thereupon only the number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in Subparagraph (A) of this Section 5(d)(vi)) shall be deemed to have been received by the Company.

              (C)  The number of shares of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or its subsidiaries.

Continuation Sheet 4J

          (e)   Whenever the Applicable Conversion Value and the Applicable Conversion Rate are required to be adjusted as provided herein, the Company (i) shall forthwith compute the Applicable Conversion Value and the Applicable Conversion Rate, (ii) shall prepare a certificate signed by the Company's Treasurer setting forth such Applicable Conversion Value and Applicable Conversion Rate and showing in detail the facts upon which such adjustment is based, and (iii) shall mail a copy of such certificate to each holder of record of then outstanding shares of Series B Convertible Preferred Stock. A copy of such certificate shall also forthwith be filed with the transfer agent or agents for the Series B Convertible Preferred Stock (if any) and for the Common Stock. Until further adjusted, the Applicable Conversion Value and the Applicable Conversion Rate shall be as set forth in such certificate, provided that the computation of such Applicable Conversion Value and such Applicable Conversion Rate shall be reviewed at least annually by the independent public accountants regularly employed by the Company and said accountants shall file a corrected certificate, if required, with such transfer agent or agents. Upon any such filing of a corrected certificate, the Company shall forthwith mail a copy of such corrected certificate to each holder of record of then outstanding shares of Series B Convertible Preferred Stock.

          (f)    In the event the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of Series B Convertible Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company that they would have received had their Series B Convertible Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as defined in Section 5(g) hereof), retained such securities or such other assets receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the holders of Series B Convertible Preferred Stock.

          (g)   To exercise conversion rights, a holder of Series B Convertible Preferred Stock shall give at least ten (10) days prior written notice (a "Conversion Notice") to the Company of the holder's election to exercise such conversion rights. Any such Conversion Notice shall be given by certified or registered first class mail, or by delivery to a nationally recognized overnight delivery service, to the Company at its principal office. On or prior to the date specified in such Conversion Notice as the effective date for the conversion (the "Conversion Date"), such holder shall surrender the certificate or certificate representing the shares being converted to the Company at its principal office. Such holder may in the Conversion Notice also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued, and if no such statement shall be made by the holder, then such shares of Common Stock shall be issued with the name or names (with address or addresses) as they then appear on the Company's stock transfer records. The certificate or certificates for shares of Series B Convertible Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or endorsed in blank. As promptly as practicable' after the Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series B Convertible Preferred Stock being converted, or on the holder's written order, such certificate or certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series B Convertible Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time

Continuation Sheet 4K

(whether or not the certificate or certificates previously representing the relevant shares of Series B Convertible Preferred Stock shall have been surrendered to the Company) the rights of the holder as holder of the converted shares of Series B Convertible Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

          (h)   No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series B Convertible Preferred Stock. Instead of any fractional shares of Common Stock which would, otherwise be issuable upon conversion of Series B Convertible Preferred Stock, the Company shall pay to the holder of the shares of Series B Convertible Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the Market Value (as defined in Section 2 hereof) per share of the Common Stock as of the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the total number of shares of Series B Convertible Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series B Convertible Preferred Stock being converted.

          (i)    In the event some but not all of the shares of Series B Convertible Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series B Convertible Preferred Stock which were not converted.

          (j)    The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Convertible Preferred Stock, free from preemptive and other subscription rights, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company shall ensure that all shares of Common Stock which shall be so issuable shall upon issue be duly and validly issued and fully paid and nonassessable.

          (k)   If any shares of Common Stock required to be reserved for the purposes of conversion of Series B Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law, or listing upon any national securities exchange, before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

          (l)    The issuance of certificates for shares of Common Stock upon the conversion of Series B Convertible Preferred Stock shall be made without charge to the holders thereof for any transfer or similar taxes that may be payable in respect of the issue, delivery or acquisition of such certificates. Such certificates shall be issued in the respective names of the holders of the Series B Convertible Preferred Stock converted.

Continuation Sheet 4L

        6.    Redemption.

          (a)   Subject to and in compliance with the provisions of this, Section 6, the Company, at its option, shall have the right to redeem for cash any or all then outstanding shares of Series B Convertible Preferred Stock. The redemption price to be paid for each share of Series B Convertible Preferred Stock (the "Redemption Price") then to be redeemed shall be determined as follows: (i) if the Redemption Date (as defined in Section 6(b) hereof) shall occur on or prior to the Initial Conversion Date (as defined in Section 5(a) hereof), the Redemption Price of the shares of Series B Convertible Preferred Stock then to be redeemed shall be equal to their Liquidation Value (as defined in Section 3(b) hereof); and (ii) if the Redemption Date shall occur after the Initial Conversion Date, the Redemption Price of the shares of Series B Convertible Preferred Stock then to be redeemed shall be equal to the product obtained by multiplying their Liquidation Value by a premium (the "Redemption Premium") determined in accordance with the following table:

If Redemption Date Occurs Between:	Applicable Redemption Premium
August 17, 1994 and August 16, 1995	1.07
August 17, 1995 and August 16, 1996	1.06
August 17, 1996 and August 16, 1997	1.05
August 17, 1997 and August 16, 1998	1.04
August 17, 1998 and August 16, 1999	1.03
August 17, 1999 and August 16, 2000	1.02
August 17, 2000 and August 16, 2001	1.01
August 17, 2001 and thereafter	1.00

  In case of the redemption of only part of the Series B.Convertible Preferred Stock at the time outstanding, such redemption shall be made pro rata; provided, however, if full cumulative dividends shall not have been paid, including dividends payable on the last payment date, the Company shall not call for redemption any shares of Series B Convertible Preferred Stock unless all such shares then outstanding are called for simultaneous redemption.

          (b)   At least thirty (30) days before the Redemption Date (as hereinafter defined), the Company shall give written notice (the "Redemption Notice") by certified or registered, first class mail, or by delivery to a nationally recognized overnight delivery service, to each holder of record of Series B Convertible Preferred Stock that is to be redeemed, at such holder's address shown on the Company's stock transfer records; provided, however, that the giving of the Redemption Notice shall not affect the conversion rights, if and to the extent then applicable, of such holder pursuant to Section 5 hereof until the Redemption Date shall have occurred. The Redemption Notice shall contain the following information:

              (i)  the number of shares of Series B Convertible Preferred Stock held by the holder which shall be redeemed by the Company, and the total number of shares of Series B Convertible Preferred Stock held by all holders to be so redeemed;

Continuation Sheet 4M

              (ii)  the date upon which the redemption is to become effective (the "Redemption Date") and the applicable Redemption Price; and

             (iii)  the address to which the holder is to surrender to the Company the certificate or certificates representing the shares of Series B Convertible Preferred Stock to be redeemed.

          (c)   On or prior to the Redemption Date, each holder of shares of Series B Convertible Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Company at the address designated in the Redemption Notice. Such holder may by written notice to the Company given at least one (1) day prior to the Redemption Date state the name or names (with address or addresses) in which the payment for the redeemed shares shall be made, and if no such statement shall be made by the holder, then such payment shall be made to the name or names (with address or addresses) as they then appear on the Company's stock transfer records. The certificate or certificates for shares of Series B Convertible Preferred Stock surrendered for redemption shall be accompanied by proper assignment thereof to the Company or endorsed in blank. On the Redemption Date, the Company shall deliver to the holder of the shares of Series B Convertible Preferred Stock then being redeemed, or on such holder's written order, a certified or bank cashier's check in payment for the number of shares of Series B Convertible Preferred Stock then being redeemed in accordance with the provisions of this Section 6. Such redemption shall be deemed to have been effected immediately prior to the close of business on the Redemption Date, and at such time (whether or not the certificate or certificates previously representing the relevant shares of Series B Convertible Preferred Stock shall have been surrendered to the Company) the rights (other than the right to receive the Redemption Payment) of the holder as holder of the redeemed shares shall cease.

Continuation Sheet 4N

        7.    No Reissuance of Series B Convertible Preferred Stock.    No share or shares of Series B Convertible Preferred Stock acquired by the Company by reason of redemption, purchase, repurchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares of Series B Convertible Preferred Stock which the Company shall be authorized to issue. The Company may from time to time take such other appropriate corporate action as may be necessary or appropriate to reduce the authorized number of shares of Series B Convertible Preferred Stock accordingly (but not below the number of shares then outstanding), or to convert shares of Series B Convertible Preferred Stock which have been redeemed, purchased, repurchased, converted or otherwise acquired, back into shares of authorized but unissued shares of capital stock.

        8.    No Dilution or Impairment.    The Company shall not, by amendment of its Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of Series B Convertible Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all terms and in the taking of all action that may be necessary or appropriate in order to protect the rights of the holders of then outstanding Series B Convertible Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of stock receivable on the conversion of Series B Convertible Preferred Stock above the amount payable therefor on such conversion, (b) shall take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series B Convertible Preferred Stock from time to time outstanding, (c) shall not issue any capital stock of any class that is preferred to the Series B Convertible Preferred Stock as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up of the Company, unless such issuance has been approved by the holders of the then outstanding shares of Series B Convertible Preferred Stock in accordance with Section 4 hereof, and (d) shall not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any other entity to consolidate with or merge into the Company unless the Company is the surviving entity or the surviving entity shall expressly assume in writing its agreement to be bound by all the terms of the Series B Convertible Preferred Stock set forth herein.

        9.    Notices of Record Date.    In the event of:

          (a)   any taking by the Company of a record of the holders of any class of capital stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b)   any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person; or

Continuation Sheet 4O

          (c)   any voluntary or involuntary dissolution, liquidation or winding-up of the Company; then and in each such event the Company shall mail or cause to be mailed to each holder of Series B Convertible Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such dividend or other distribution or right is to be distributed or any reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to be consummated.

        10.    Definition.    If the day upon which any payment is to be made or any other action is to be taken or any event is scheduled to occur pursuant to the terms of this Description of Series B Convertible Preferred Stock is not a business day, the payment shall be made or the other action shall be taken on the next succeeding business day. A "business day" is defined as a day in the City of Boston, Commonwealth of Massachusetts, that is not a legal holiday or a day on which banking institutions are authorized or obligated by law to close.

        11.    Notices.    Any notice, demand or other communication shall be deemed given and received as of the date of delivery in person or receipt set forth on the return receipt. The inability to deliver because of rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of such notice, demand or other communication as of the date of such inability to deliver or rejection or refusal to accept.

Continuation Sheet 6A

Other Lawful Provisions

        ONE: The Board of Directors is expressly authorized to make, amend or repeal the By-Laws of the Corporation in whole or in part, except with respect to any provision thereof which by law or the By-Laws requires action by the shareholders, and subject to the power of the shareholders to amend or repeal any By-Law adopted by the Board of Directors.

        TWO: Any action which may be taken by shareholders may be taken without a meeting if (i) all shareholders entitled to vote on the matter or (ii) the shareholders having not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting consent to the action in writing and the written consents are delivered to the Corporation for inclusion with the records of the meetings of shareholders within 60 days of the earliest dated consent delivered to the Corporation.

        THREE: The Board of Directors may consist of one, two or more individuals regardless of the number of shareholders.

        FOUR: The Corporation shall, to the extent legally permissible, indemnify each person (and his heirs, executors, administrators, or other legal representatives) who is, or shall have been, a director or officer of the Corporation or any person who is serving, or shall have served, at the request of the Corporation as a director or officer of another corporation, against all liabilities and expenses (including judgments, fines, penalties and attorneys' fees and all amounts paid in compromise or settlement) reasonably incurred by any such director, officer or person in connection with, or arising out of, any action, suit or proceeding in which any such director, officer or person may be a party defendant or with which he may be threatened or otherwise involved, directly or indirectly, by reason of his being or having been a director or officer of the Corporation or such other corporation, except in relation to matters as to which any such director, officer or person shall be finally adjudged, other than by consent, in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation; provided, however, that indemnity shall not be made with respect to such amounts paid in compromise or settlement, unless:

          (a)   such compromise or settlement shall have been approved as in the best interests of the Corporation, after notice that it involves such indemnification by:

      (i)
      The Board of Directors by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding, or by

      (ii)
      The shareholders of the Corporation by a majority vote of a quorum consisting of stockholders who were not parties to such action, suit or proceeding, or

          (b)   in the absence of action by disinterested directors or shareholders as above provided, there has been obtained at the request of a majority of the Board of Directors then in office a written opinion of independent legal counsel to the effect that the director or officer to be indemnified appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation.

        Upon request therefor by any director, officer, or person enumerated in the preceding paragraph of this Article, the Corporation may from time to time, if authorized by the Board of Directors, prior to final adjudication or compromise or settlement of the matter or matters as to which indemnification is claimed, advance to such director, officer or person all expenses incurred by him to date of such request. Any advance made pursuant to this provision shall be made on the condition that the director, officer or person receiving such advance shall repay to the Corporation any amounts so advanced if, upon the termination of the matter or matters as to which such advances were made, such director, officer or person shall not be entitled to indemnification under the preceding paragraph of this Article.

Continuation Sheet 6B

        The foregoing right to indemnification shall not be exclusive of any other rights to which any such director, officer or person is entitled under any agreement, vote of shareholders, statute, or as a matter of law, or otherwise.

        The provisions of this Article are separable, and if any provision or portion hereof shall for any reason be held inapplicable, illegal or ineffective, this shall not prevent any other provision or portion hereof from applying, and shall not affect any right of indemnification existing otherwise than under this Article.

        FIVE: No director shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that such limitation on liability will not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 6.40 of Chapter 156D of the Massachusetts General Laws, or (iv) for any transaction from which the director derived an improper personal benefit. If the Massachusetts Business Corporation Act is amended after the effective date of these Articles of Organization, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Massachusetts Business Corporation Act, as so amended.

        SIX: Shareholders having the right to vote at least twenty-five percent (25%) of all votes entitled to be cast on any issue to be considered at a meeting of shareholders shall have the right to call a special meeting of shareholders to consider and act upon such issue.

ARTICLE VII

        The effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

        Specify the number(s) of the article(s) being amended: II, III, IV AND VI

II
To change the reference from Chapter 156B of the Massachusetts General Laws to Chapter 156D of the Massachusetts General Laws.

III
To (i) increase the number of authorized shares of common stock, $.01 par value, from 20,000,000 to 40,000,000, and (ii) reduce the number of authorized shares of preferred stock, $.01 par value, from 2,000,000 to 1,080,415 to reflect the fact that the 894,585 authorized shares previously designated by the Board of Directors as Series A Convertible Preferred Stock and the 25,000 authorized shares previously designated by the Board of Directors as Series C Convertible Preferred Stock have all been either converted into common stock or redeemed and have ceased to be authorized shares of preferred stock in accordance with the terms of such series of preferred stock previously authorized by the Board of Directors.

IV
To (i) amend the description of the different classes of stock to reflect the change in the number of authorized shares of common stock and preferred stock described in Article III, and (ii) incorporate into these Restated Articles of Organization the description of the terms of the Series B Convertible Preferred Stock established by the Board of Directors by their vote on January 4, 1993 (as previously reflected in the Certificate of Vote of Directors Establishing a Series of a Class of Stock filed by the Corporation with the Massachusetts Secretary of State on February 16, 1993). As of the date of these Restated Articles of Organization, the Series B Convertible Preferred Stock is the only series of preferred stock of the Corporation which remains authorized and outstanding.

VI
To amend the "Other Lawful Provisions" of these Restated Articles of Organization.

Signed by:		,

(signature of authorized individual) C. Michael Malm, Secretary
  ☐
  Chairman of the board of directors,

  ☐
  President,

  ☒
  Other officer,

  ☐
  Court-appointed fiduciary,

on this                          day of May, 2005

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Restated Articles of Organization
(General Laws Chapter 156D, Section 10.07; 950 CMR 113.35)

I hereby certify that upon examination of these restated articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $
having been paid, said articles are deemed to have been filed with me this
        day of                      , 20    , at         a.m./p.m.
time

Examiner
Effective date: Not Applicable (must be within 90 days of date submitted)

Name approval
WILLIAM FRANCIS GALVIN Secretary of the Commonwealth

C
Filing fee: Minimum filing fee $200, plus $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 shares or any fraction thereof.

M
TO BE FILLED IN BY CORPORATION Contact Information:
C. Michael Malm, Esq.
Davis, Malm & D'Agostine, P.C.
One Boston Place, Boston, MA 02108
Telephone: 617-367-2500
Email: cmalm@davismalm.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor.
If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

EXHIBIT B

First Amendment to Clean Harbors, Inc. 2000 Stock Incentive Plan

        This First Amendment (the "Amendment") to the Clean Harbors, Inc. 2000 Stock Incentive Plan (the "Plan"), is hereby made and adopted by the Board of Directors of Clean Harbors, Inc. (the "Company"), such amendment to become effective subject to and on the date (the "Effective Date") on which this amendment shall be approved by the stockholders of the Company, all in accordance with Section 10(e) of the Plan.

        As of the Effective Date, the Plan is amended as follows:

        1.     The first sentence of Section 5(a) is deleted in its entirety and replaced by the following two sentences:

        "Awards may be made under the Plan for up to 2,000,000 shares of Common Stock. In addition, in any fiscal year of the Company during which the Plan is in effect, no Participant may be granted Awards with respect to more than 200,000 shares of Common Stock."

        2.     The following sentence is added following the first sentence subsection 6(e):

        "Notwithstanding the foregoing, upon such conditions as may be approved by the Board, Participants may make gifts of Non-Qualified Stock Options to immediate family members and family trusts."

        3.     The following members is added following the first sentence of subsection 7(d):

        "Notwithstanding the foregoing, upon such conditions as may be approved by the Board, Non-Employee Directors may make gifts of Non-Discretionary Options to immediate family members and family trusts."

        4.     The following subsection (k) is added to Section 9:

        "(k) The Committee may, in its sole discretion, determine that a Restricted Stock Award being granted to a Participant may be subject to the limitations of Section 162(m) of the Code and shall have the discretion to make receipt or vesting of such Restricted Stock Award subject to the performance goals set forth in this Section 9(k) (hereafter a "Performance Award"). Such performance goals shall be objective and shall meet the requirements of Section 162(m) of the Code and the regulations promulgated thereunder, including the requirement that the levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for any present or future parent or subsidiary of the Company, or for business or geographical units of the Company and/or any present or future parent or subsidiary of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on the net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500

B-1

Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determined should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

        Achievement of performance goals in respect of such Performance Award shall be measured over a period no shorter than 12 months and no longer than five years, as specified by the Committee (the "Performance Period"). Performance goals shall be established not later than 90 days after the beginning of any period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation' under Section 162(m) of the Code or the regulations promulgated thereunder.

        The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Performance Awards subject to this Section 9(k), but may not exercise discretion to increase any such amount payable to a Participant in respect of a Performance Award subject to this Section 9(k). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a Performance Period or settlement of such Awards.

        No Participant shall vest or receive any payment or Common Stock, as the case may be, under the Plan with respect to a Restricted Stock Award which is subject to this Section 9(k) unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance-based compensation' under Code Section 162(m)."

        Except as amended herein, all other terms and conditions of the Plan shall continue in full force and effect and are hereby ratified.

B-2

EXHIBIT C

CLEAN HARBORS, INC.
BY-LAWS
(Amended and Restated as of April 4, 2005)

ARTICLE I

Shareholders

        Section 1.    Annual Meeting.    The corporation shall hold an annual meeting of shareholders at a time fixed by the Directors within six (6) months after the end of the corporation's fiscal year. The purposes for which the annual meeting is to be held, in addition to those prescribed by the Articles of Organization, shall be for electing directors and for such other purposes as shall be specified in the notice for the meeting pursuant to Section 4 of this Article, and only business within such purposes may be conducted at the meeting. In the event an annual meeting is not held at the time fixed in accordance with these By-Laws or the time for an annual meeting is not fixed in accordance with these By-Laws to be held within 13 months after the last annual meeting was held, the corporation may designate a special meeting held thereafter as a special meeting in lieu of the annual meeting, and the meeting shall have all of the effect of an annual meeting.

        Section 2.    Special Meetings.    Special meetings of the shareholders may be called by the Chairman of the Board, the President or by the Directors, and shall be called by the Secretary, or in case of the death, absence, incapacity or refusal of the Secretary, by another officer, if the holders of at least twenty-five percent (25%), or such lesser percentage as the Articles of Organization permit, of all the votes entitled to be cast on any issue to be considered at the proposed special meeting sign, date, and deliver to the Secretary one or more written demands for the meeting describing the purpose for which it is to be held. Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders' meeting.

        Section 3.    Place of Meetings.    All meetings of shareholders shall be held at the principal office of the corporation unless a different place is fixed by the Board of Directors or the President and is specified in the notice of the meeting.

        Section 4.    Notice of Business.    At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of the notice provided for in this Section, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section. For business to be properly brought before a shareholder meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation in the case of an annual meeting not less than 150 days prior to the date such meeting was held in the prior year, or in the case of any other meeting no later than the close of business on the seventh day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever is earlier. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the names and addresses, as they appear on the corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and any other shareholders known by such shareholder to be supporting such proposal, and (d) any material interest of the shareholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at a shareholder meeting except in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the By-Laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

        Section 5.    Requirement of Notice.    A written notice of the date, time, and place of each annual and special shareholders' meeting describing the purposes of the meeting shall be given to shareholders entitled to vote at the meeting and, to the extent required by law or the Articles of Organization, to shareholders not entitled to vote at the meeting, no fewer than seven nor more than 60 days before the meeting date. If an annual or special meeting of shareholders is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place, if any, is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed, however, notice of the adjourned meeting shall be given under this Section to persons who are shareholders as of the new record date. All notices to shareholders shall conform to the requirements of Article III.

        Section 6.    Waiver of Notice.    A shareholder may waive any notice required by law, the Articles of Organization, or these By-Laws before or after the date and time stated in the notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion with the records of the meeting. A shareholder's attendance at a meeting: (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

        Section 7.    Quorum.

        (a)   Unless otherwise provided by law, or in the Articles of Organization, these By-Laws or a resolution of the Directors requiring satisfaction of a greater quorum requirement for any voting group, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. As used in these By-Laws, a voting group includes all shares of one or more classes or series that, under the Articles of Organization or the Massachusetts Business Corporation Act, as in effect from time to time (the "MBCA"), are entitled to vote and to be counted together collectively on a matter at a meeting of shareholders.

        (b)   A share once represented for any purpose at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless (1) the shareholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting.

        Section 8.    Voting and Proxies.    Unless the Articles of Organization provide otherwise, each outstanding share, regardless of class, is entitled to one vote on each matter voted on at a shareholders' meeting. A shareholder may vote his or her shares in person or may appoint a proxy to vote or otherwise act for him or her by signing an appointment form, either personally or by his or her attorney-in-fact. An appointment of a proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. Unless otherwise provided in the appointment form, an appointment is valid for a period of eleven (11) months from the date the shareholder signed the form or, if it is undated, from the date of its receipt by the officer or agent. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest, as defined in the MBCA. An appointment made irrevocable is revoked when the interest with which it is coupled is extinguished. The death or incapacity of the shareholder appointing a proxy shall not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment. A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he or she did not know of its existence when he or she acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates. Subject to the provisions of Section 7.24 of the MBCA and to any express limitation on the proxy's authority appearing on the face of the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

        Section 9.    Action at Meeting.    If a quorum of a voting group exists, favorable action on a matter, other than the election of Directors, is taken by a voting group (a) if it is approved by the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter or (b) in the case of any matter that has been approved by vote of the Board of Directors taken at a meeting held prior to such meeting of shareholders, if the votes cast within the group favoring the action exceed the votes cast opposing the action, unless, in the case of either (a) or (b), a greater number of affirmative votes is required by law, or the Articles of Organization, these By-Laws or a resolution of the Board of Directors requiring receipt of a greater affirmative vote of the shareholders, including more separate voting groups. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. No ballot shall be required for such election unless requested by a shareholder present or represented at the meeting and entitled to vote in the election.

        Section 10.    Action without Meeting by Written Consent.

        (a)   Action which may be taken at a shareholders' meeting may be taken without a meeting if the action is taken either: (1) by all shareholders entitled to vote on the action; or (2) to the extent permitted by the Articles of Organization, by shareholders having not less than the minimum number of votes necessary to take the action at a meeting at which all shareholders entitled to vote on the action are present and voting. The action shall be evidenced by one or more written consents that describe the action taken, are signed by shareholders having the requisite votes, bear the date of the signatures of such shareholders, and are delivered to the corporation for inclusion with the records of meetings within 60 days of the earliest dated consent delivered to the corporation as required by this Section. A consent signed under this Section has the effect of a vote at a meeting.

        (b)   If action is to be taken pursuant to the consent of voting shareholders without a meeting, the corporation, at least seven days before the action pursuant to the consent is taken, shall give notice, which complies in form with the requirements of Article III, of the action (1) to nonvoting shareholders in any case where such notice would be required by law if the action were to be taken pursuant to a vote by voting shareholders at a meeting, and (2) if the action is to be taken pursuant to the consent of less than all the shareholders entitled to vote on the matter, to all shareholders entitled to vote who did not consent to the action. The notice shall contain, or be accompanied by, the same material that would have been required by law to be sent to shareholders in or with the notice of a meeting at which the action would have been submitted to the shareholders for approval.

        Section 11.    Record Date.    The Directors may fix the record date in order to determine the shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action. If a record date for a specific action is not fixed by the Board of Directors, and is not supplied by law, the record date shall be the close of business either on the day before the first notice is sent to shareholders, or, if no notice is sent, on the day before the meeting or, in the case of action without a meeting by written consent, the date the first shareholder signs the consent. A record date fixed under this Section may not be more than 70 days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

        Section 12.    Meetings by Remote Communications.    Unless otherwise provided in the Articles of Organization, if authorized by the Directors: subject to such guidelines and procedures as the Board of Directors may adopt, shareholders and proxyholders not physically present at a meeting of shareholders may, by means of remote communications: (a) participate in a meeting of shareholders; and (b) be deemed present in person and vote at a meeting of shareholders, provided that: (1) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder; (2) the corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (3) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

        Section 13.    Form of Shareholder Action.

        (a)   Any vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder shall be considered given in writing, dated and signed, if, in lieu of any other means permitted by law, it consists of an electronic transmission that sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the shareholder, proxy or agent or by a person authorized to act for the shareholder, proxy or agent; and (ii) the date on which such shareholder, proxy, agent or authorized person transmitted the electronic transmission. The date on which the electronic transmission is transmitted shall be considered to be the date on which it was signed. The electronic transmission shall be considered received by the corporation if it has been sent to any address specified by the corporation for the purpose or, if no address has been specified, to the principal office of the corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of shareholders.

        (b)   Any copy, facsimile or other reliable reproduction of a vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder may be substituted or used in lieu of the original writing for any purpose for which the original writing could be used, but the copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

        Section 14.    Shareholders List for Meeting.

        (a)   After fixing a record date for a shareholders' meeting, the corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder, but need not include an electronic mail address or other electronic contact information for any shareholder.

        (b)   The shareholders list shall be available for inspection by any shareholder, beginning two business days after notice is given of the meeting for which the list was prepared and continuing through the meeting: (1) at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held; or (2) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting. If the meeting is to be held solely by means of remote communication, the list shall be made available on an electronic network.

        (c)   A shareholder, his or her agent, or attorney is entitled on written demand to inspect and, subject to the requirements of Section 2 of Article VI of these By-Laws, to copy the list, during regular business hours and at his or her expense, during the period it is available for inspection.

        (d)   The corporation shall make the shareholders list available at the meeting, and any shareholder or his or her agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

ARTICLE II

Directors

        Section 1.    Powers.    All corporate power shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors.

        Section 2.    Nomination; Eligibility to Serve.    Except as otherwise provided in Section 4 of this Article concerning the filling of vacancies on the Board of Directors, only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever is earlier. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected), and (b) as to the shareholder giving the notice, (i) the names and addresses, as they appear on the corporation's books, of such shareholder and any other shareholders known by such shareholder to be supporting the election of the proposed nominee(s) and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder and any other shareholders known by such shareholder to be supporting the election of the proposed nominee(s). At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section.

        Section 3.    Number and Election.    The Board of Directors shall consist of not less than the minimum number of individuals permitted by law and shall be divided into three classes, such classes to be as nearly equal in number as possible. At each annual meeting, the successors to the class of Directors whose term expires at that meeting shall be elected. Subject to the foregoing requirements and applicable law, the Board of Directors may, from time to time, fix the number of Directors and their respective classifications, provided that any such action does not operate to remove a director elected by the shareholders or the Directors other than in the manner specified in the Articles of Organization or these By-Laws.

        Section 4.    Vacancies.    Vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors, from the death, resignation, disqualification or removal of a Director or otherwise, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. A vacancy that will occur at a specific later date may be filled before the vacancy occurs but the new Director may not take office until the vacancy occurs.

        Section 5.    Change in Size of the Board of Directors.    The number of Directors may be fixed or changed from time to time by the Board of Directors.

        Section 6.    Tenure.    The term of each class of Directors shall expire at the annual shareholders' meeting held in the third year following the year of the election of such class. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director. Any Director elected to fill a vacancy shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or the new Directorship was created. Despite the expiration of a Director's term, he or she shall continue to serve until his or her successor is elected and qualified or until there is a decrease in the number of Directors eliminating the number of Directors whose terms have expired.

        Section 7.    Resignation.    A Director may resign at any time by delivering written notice of resignation to the Board of Directors, its chairman, or to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date.

        Section 8.    Removal.    The removal of any Director or Directors or the entire Board of Directors may be effected only for cause by the affirmative vote of a majority of (a) the directors then in office or (b) the shares outstanding and entitled to vote in the election of Directors. "Cause" shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of an action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the corporation. A Director may be removed by the shareholders or the Directors only at a meeting called for the purpose of removing him or her, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director.

        Section 9.    Regular Meetings.    Regular meetings of the Board of Directors may be held at such times and places as shall from time to time be fixed by the Board of Directors without notice of the date, time, place or purpose of the meeting.

        Section 10.    Special Meetings.    Special meetings of the Board of Directors may be called by the Chairman of the Board, by the President, by the Secretary, by any two Directors, or by one Director in the event that there is only one Director.

        Section 11.    Notice.    Special meetings of the Board must be preceded by at least two days' notice of the date, time and place of the meeting. The notice need not describe the purpose of the special meeting. All notices to Directors shall conform to the requirements of Article III.

        Section 12.    Waiver of Notice.    A Director may waive any notice before or after the date and time of the meeting. The waiver shall be in writing, signed by the Director entitled to the notice, or in the form of an electronic transmission by the Director to the corporation, and filed with the minutes or corporate records. A Director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

        Section 13.    Quorum.    A quorum of the Board of Directors consists of a majority of the Directors then in office, provided always that any number of Directors (whether one or more and whether or not constituting a quorum) constituting a majority of Directors present at any meeting or at any adjourned meeting may make any reasonable adjournment thereof.

        Section 14.    Action at Meeting.    If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors. A Director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is considered to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or transacting business at the meeting; (b) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

        Section 15.    Action Without Meeting.    Any action required or permitted to be taken by the Directors may be taken without a meeting if the action is taken by the unanimous consent of the members of the Board of Directors. The action must be evidenced by one or more consents describing the action taken, in writing, signed by each Director, or delivered to the corporation by electronic transmission, to the address specified by the corporation for the purpose or, if no address has been specified, to the principal office of the corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of Directors, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken under this Section is effective when the last Director signs or delivers the consent, unless the consent specifies a different effective date. A consent signed or delivered under this Section has the effect of a meeting vote and may be described as such in any document.

        Section 16.    Telephone Conference Meetings.    The Board of Directors may permit any or all Directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is considered to be present in person at the meeting.

        Section 17.    Committees.    The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board of Directors. The creation of a committee and appointment of members to it must be approved by a majority of all the Directors in office when the action is taken. Article III and Sections 11 through 16 of this Article shall apply to committees and their members. To the extent specified by the Board of Directors, each committee may exercise the authority of the Board of Directors. A committee may not, however: (a) authorize distributions; (b) approve or propose to shareholders action that the MBCA requires be approved by shareholders; (c) change the number of the Board of Directors, remove Directors from office or fill vacancies on the Board of Directors; (d) amend the Articles of Organization; (e) adopt, amend or repeal By-Laws; or (f) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors.

The creation of, delegation of authority to, or action by a committee does not alone constitute compliance by a Director with the standards of conduct described in Section 19 of this Article.

        Section 18.    Compensation.    The Board of Directors may fix the compensation of Directors.

        Section 19.    Standard of Conduct for Directors.

        (a)   A Director shall discharge his or her duties as a Director, including his or her duties as a member of a committee: (1) in good faith; (2) with the care that a person in a like position would reasonably believe appropriate under similar circumstances; and (3) in a manner the Director reasonably believes to be in the best interests of the corporation. In determining what the Director reasonably believes to be in the best interests of the corporation, a Director may consider the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state, the region and the nation, community and societal considerations, and the long-term and short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

        (b)   In discharging his or her duties, a Director who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the corporation whom the Director reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; (2) legal counsel, public accountants, or other persons retained by the corporation, as to matters involving skills or expertise the Director reasonably believes are matters (i) within the particular person's professional or expert competence or (ii) as to which the particular person merits confidence; or (3) a committee of the Board of Directors of which the Director is not a member if the Director reasonably believes the committee merits confidence.

        (c)   A Director is not liable for any action taken as a Director, or any failure to take any action, if he or she performed the duties of his or her office in compliance with this Section.

        Section 20.    Conflict of Interest.

        (a)   A conflict of interest transaction is a transaction with the corporation in which a Director of the corporation has a material direct or indirect interest. A conflict of interest transaction is not voidable by the corporation solely because of the Director's interest in the transaction if any one of the following is true:

          (1)   the material facts of the transaction and the Director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved, or ratified the transaction;

          (2)   the material facts of the transaction and the Director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or

          (3)   the transaction was fair to the corporation.

        (b)   For purposes of this Section, and without limiting the interests that may create conflict of interest transactions, a Director of the corporation has an indirect interest in a transaction if: (1) another entity in which he or she has a material financial interest or in which he or she is a general partner is a party to the transaction; or (2) another entity of which he or she is a director, officer, or trustee or in which he or she holds another position is a party to the transaction and the transaction is or should be considered by the Board of Directors of the corporation.

        (c)   For purposes of clause (1) of subsection (a), a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the Directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified under this Section by a single Director. If a majority of the Directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by, a Director with a direct or indirect interest in the transaction does not affect the validity of any action taken under clause (1) of subsection (a) if the transaction is otherwise authorized, approved, or ratified as provided in that subsection.

        (d)   For purposes of clause (2) of subsection (a), a conflict of interest transaction is authorized, approved, or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a Director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in clause (1) of subsection (b), may not be counted in a vote of shareholders to determine whether to authorize, approve, or ratify a conflict of interest transaction under clause (2) of subsection (a). The vote of those shares, however, is counted in determining whether the transaction is approved under other Sections of these By-Laws. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this Section.

ARTICLE III

Manner of Notice

        All notices under these By-Laws shall conform to the following requirements:

        (a)   Notice shall be in writing unless oral notice is reasonable under the circumstances. Notice by electronic transmission is written notice.

        (b)   Notice may be communicated in person; by telephone, voice mail, telegraph, teletype, or other electronic means; by mail; by electronic transmission; or by messenger or delivery service. If these forms of personal notice are impracticable, notice may be communicated by a newspaper of general circulation in the area where published; or by radio, television, or other form of public broadcast communication.

        (c)   Written notice, other than notice by electronic transmission, if in a comprehensible form, is effective upon deposit in the United States mail, if mailed postpaid and correctly addressed to the shareholder's address shown in the corporation's current record of shareholders.

        (d)   Written notice by electronic transmission, if in comprehensible form, is effective: (1) if by facsimile telecommunication, when directed to a number furnished by the shareholder for the purpose; (2) if by electronic mail, when directed to an electronic mail address furnished by the shareholder for the purpose; (3) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, directed to an electronic mail address furnished by the shareholder for the purpose, upon the later of (i) such posting and (ii) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the shareholder in such manner as the shareholder shall have specified to the corporation. An affidavit of the Secretary or an Assistant Secretary of the corporation, the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        (e)   Except as provided in subsection (c), written notice, other than notice by electronic transmission, if in a comprehensible form, is effective at the earliest of the following: (1) when received; (2) five days after its deposit in the United States mail, if mailed postpaid and correctly addressed; (3) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested; or if sent by messenger or delivery service, on the date shown on the return receipt signed by or on behalf of the addressee; or (4) on the date of publication if notice by publication is permitted.

        (f)    Oral notice is effective when communicated if communicated in a comprehensible manner.

ARTICLE IV

Officers

        Section 1.    Enumeration.    The corporation shall have a Chairman of the Board of Directors, a President, a Treasurer, a Secretary and such other officers, including one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries, as may be appointed by the Board of Directors from time to time in accordance with these By-Laws. The Board may appoint one of its members to the office of Chairman of the Board and from time to time define the powers and duties of that office notwithstanding any other provisions of these By-Laws.

        Section 2.    Appointment.    The officers shall be appointed by the Board of Directors. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the Board of Directors. Each officer has the authority and shall perform the duties set forth in these By-Laws or, to the extent consistent with these By-Laws, the duties prescribed by the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers.

        Section 3.    Qualification.    The same individual may simultaneously hold more than one office in the corporation.

        Section 4.    Tenure.    Officers shall hold office until the first meeting of the Directors following the next annual meeting of shareholders after their appointment and until their respective successors are duly appointed, unless a shorter or longer term is specified in the vote appointing them. The appointment of an officer shall not itself create contract rights. An officer's removal shall not affect the officer's contract rights, if any, with the corporation. No contract right shall impair the right of the Board of Directors to remove any officer at any time in accordance with Section 6 of this Article.

        Section 5.    Resignation.    An officer may resign at any time by delivering notice of the resignation to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor shall not take office until the effective date. An officer's resignation shall not affect the corporation's contract rights, if any, with the officer.

        Section 6.    Removal.    The Board of Directors may remove any officer at any time with or without cause.

        Section 7.    Chairman of the Board.    The Chairman, unless otherwise designated by the Directors, shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Directors, have general supervision and control of its business. Unless otherwise provided by the Directors he shall preside, when present, at all meetings of shareholders and of the Directors.

        Section 8.    President and Vice Presidents.    The President, unless otherwise designated by the Directors shall be Chief Operating Officer of the corporation and shall possess the power of, and may perform the duties of the Chairman in his absence or disability, and shall perform such other duties as may be delegated to him by the Chairman or prescribed from time to time by the Directors. Any Vice President shall have such powers as the Directors may from time to time designate.

        Section 9.    Chief Financial Officer and Treasurer.    The Board of Directors may designate a Chief Financial Officer of the corporation, who shall be either one of the other officers of the corporation or the Treasurer. If the Board of Directors shall not designate a Chief Financial Officer or the officer so designated shall cease to serve as an officer of the corporation, the Treasurer shall serve as the Chief Financial Officer. Subject to the direction of the Directors, the Chief Financial Officer shall have general charge of the financial affairs of the corporation and shall cause to be kept accurate books of accounts, and the Treasurer shall have custody of all funds, securities, and valuable documents of the corporation, except as the Directors may otherwise provide. The Chief Financial Officer and the Treasurer shall perform such duties and have such powers additional to the foregoing as the Directors may designate.

        Section 10.    Secretary.    The Secretary shall have responsibility for preparing minutes of the Directors' and shareholders' meetings and for authenticating records of the corporation. The Secretary shall perform such duties and have such powers additional to the foregoing as the Directors shall designate.

        Section 11.    Standards Of Conduct For Officers.    An officer shall discharge his or her duties: (a) in good faith; (b) with the care that a person in a like position would reasonably exercise under similar circumstances; and (c) in a manner the officer reasonably believes to be in the best interests of the corporation. In discharging his or her duties, an officer, who does not have knowledge that makes reliance unwarranted, is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the corporation whom the officer reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; or (2) legal counsel, public accountants, or other persons retained by the corporation as to matters involving skills or expertise the officer reasonably believes are matters (i) within the particular person's professional or expert competence or (ii) as to which the particular person merits confidence. An officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action, as an officer, if the duties of the officer are performed in compliance with this Section.

ARTICLE V

Capital Stock

        Section 1.    Issuance and Consideration.    The Board of Directors may issue the number of shares of each class or series authorized by the Articles of Organization. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. Before the corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for shares to be issued is adequate. The Board of Directors shall determine the terms upon which the rights, options, or warrants for the purchase of shares or other securities of the corporation are issued and the terms, including the consideration, for which the shares or other securities are to be issued.

        Section 2.    Share Certificates.    If shares are represented by certificates, at a minimum each share certificate shall state on its face: (a) the name of the corporation and that it is organized under the laws of the Commonwealth of Massachusetts; (b) the name of the person to whom issued; and (c) the number and class of shares and the designation of the series, if any, the certificate represents. If different classes of shares or different series within a class are authorized, then the variations in rights, preferences and limitations applicable to each class and series, and the authority of the Board of Directors to determine variations for any future class or series, must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge. Each share certificate shall be signed, either manually or in facsimile, by the Chairman, the President or a Vice President and by the Chief Financial Officer, the Treasurer or an Assistant Treasurer, or by any two other officers designated by the Board of Directors, and may bear the corporate seal or its facsimile. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate shall be nevertheless valid.

        Section 3.    Uncertificated Shares.    The Board of Directors may authorize the issue of some or all of the shares of any or all of the corporation's classes or series without certificates. The authorization shall not affect shares already represented by certificates until they are surrendered to the corporation. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required by the MBCA to be on certificates.

        Section 4.    Record and Beneficial Owners.    The corporation shall be entitled to treat as the shareholder the person in whose name shares are registered in the records of the corporation or, if the Board of Directors has established a procedure by which the beneficial owner of shares that are registered in the name of a nominee will be recognized by the corporation as a shareholder, the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

        Section 5.    Lost or Destroyed Certificates.    The Board of Directors of the corporation may, subject to Massachusetts General Laws, Chapter 106, Section 8-405, determine the conditions upon which a new share certificate may be issued in place of any certificate alleged to have been lost, destroyed, or wrongfully taken. The Board of Directors may, in its discretion, require the owner of such share certificate, or his or her legal representative, to give a bond, sufficient in its opinion, with or without surety, to indemnify the corporation against any loss or claim which may arise by reason of the issue of the new certificate.

ARTICLE VI

Corporate Records

        Section 1.    Records to be Kept.

        (a)   The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

        (b)   The corporation shall keep within the Commonwealth of Massachusetts a copy of the following records at its principal office or an office of its transfer agent or of its Secretary or Assistant Secretary or of its registered agent:

  (i)
  its Articles or Restated Articles of Organization and all amendments to them currently in effect;

  (ii)
  its By-Laws or restated By-Laws and all amendments to them currently in effect;

  (iii)
  resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

  (iv)
  the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years;

  (v)
  all written communications to shareholders generally within the past three years, including the financial statements furnished under Section 16.20 of the MBCA for the past three years;

  (vi)
  a list of the names and business addresses of its current Directors and officers; and

  (vii)
  its most recent annual report delivered to the Massachusetts Secretary of State.

        Section 2.    Inspection of Records by Shareholders.

        (a)   A shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained pursuant to Section 1(b) of this Article, copies of any of the records of the corporation described in said Section if he or she gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy.

        (b)   A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder meets the requirements of subsection (c) and gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy:

          (1)   excerpts from minutes reflecting action taken at any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors without a meeting, to the extent not subject to inspection under subsection (a) of this Section;

          (2)   accounting records of the corporation, but if the financial statements of the corporation are audited by a certified public accountant, inspection shall be limited to the financial statements and the supporting schedules reasonably necessary to verify any line item on those statements; and

          (3)   the record of shareholders described in Section 1(a) of this Article.

        (c)   A shareholder may inspect and copy the records described in subsection (b) only if:

          (1)   his or her demand is made in good faith and for a proper purpose;

          (2)   he or she describes with reasonable particularity his or her purpose and the records he or she desires to inspect;

          (3)   the records are directly connected with his or her purpose; and

          (4)   the corporation shall not have determined in good faith that disclosure of the records sought would adversely affect the corporation in the conduct of its business or, in the case of a public corporation, constitute material non-public information at the time when the shareholder's notice of demand to inspect and copy is received by the corporation.

        (d)   For purposes of this Section, "shareholder" includes a beneficial owner whose shares are held in a voting trust or by a nominee on his or her behalf.

        Section 3.    Scope of Inspection Right.

        (a)   A shareholder's agent or attorney has the same inspection and copying rights as the shareholder represented.

        (b)   The corporation may, if reasonable, satisfy the right of a shareholder to copy records under Section 2 of this Article by furnishing to the shareholder copies by photocopy or other means chosen by the corporation including copies furnished through an electronic transmission.

        (c)   The corporation may impose a reasonable charge, covering the costs of labor, material, transmission and delivery, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production, reproduction, transmission or delivery of the records.

        (d)   The corporation may comply at its expense, with a shareholder's demand to inspect the record of shareholders under Section 2(b)(3) of this Article by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder's demand.

        (e)   The corporation may impose reasonable restrictions on the use or distribution of records by the demanding shareholder.

        Section 4.    Inspection of Records by Directors.    A Director is entitled to inspect and copy the books, records and documents of the corporation at any reasonable time to the extent reasonably related to the performance of the Director's duties as a Director, including duties as a member of a committee, but not for any other purpose or in any manner that would violate any duty to the corporation.

ARTICLE VII

Indemnification

        Section 1.    Definitions.    In this Article the following words shall have the following meanings unless the context requires otherwise:

        "corporation", includes any domestic or foreign predecessor entity of the corporation in a merger.

        "Director" or "officer", an individual who is or was a Director or officer, respectively, of the corporation or who, while a Director or officer of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A Director or officer is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. "Director" or "officer" includes, unless the context requires otherwise, the estate or personal representative of a Director or officer.

        "Disinterested Director", a Director who, at the time of a vote or selection referred to in Section 4 of this Article, is not (i) a party to the proceeding, or (ii) an individual having a familial, financial, professional, or employment relationship with the Director whose indemnification or advance for expenses is the subject of the decision being made, which relationship would, in the circumstances, reasonably be expected to exert an influence on the Director's judgment when voting on the decision being made.

        "Expenses", includes counsel fees.

        "Liability", the obligation to pay a judgment, settlement, penalty, fine including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

        "Party", an individual who was, is, or is threatened to be made, a defendant or respondent in a proceeding.

        "Proceeding", any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.

        Section 2.    Indemnification of Directors and Officers.

        (a)   Except as otherwise provided in this Section, the corporation shall indemnify to the fullest extent permitted by law an individual who is a party to a proceeding because he or she is a Director or officer against liability incurred in the proceeding if: (1) (i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed that his or her conduct was in the best interests of the corporation or that his or her conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (2) he or she engaged in conduct for which he or she shall not be liable under a provision of the Articles of Organization authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such Section.

        (b)   A Director's or officer's conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the corporation.

        (c)   The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or officer did not meet the relevant standard of conduct described in this Section.

        (d)   Unless ordered by a court, the corporation may not indemnify a Director or officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).

        Section 3.    Advance for Expenses.    The corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a Director or officer who is a party to a proceeding because he or she is a Director or officer if he or she delivers to the corporation:

        (a)   a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 2 of this Article or that the proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Organization as authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such Section; and

        (b)   his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such proceeding and it is ultimately determined pursuant to Section 4 of this Article or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 2 of this Article. Such undertaking must be an unlimited general obligation of the Director or officer but need not be secured and shall be accepted without reference to the financial ability of the Director or officer to make repayment.

        Section 4.    Determination of Indemnification.    The determination of whether a Director or officer has met the relevant standard of conduct set forth in Section 2 shall be made:

        (a)   if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;

        (b)   by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or

        (c)   by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.

        Section 5.    Notification and Defense of Claim; Settlements.

        (a)   In addition to and without limiting the foregoing provisions of this Article and except to the extent otherwise required by law, it shall be a condition of the corporation's obligation to indemnify under Section 2 of this Article (in addition to any other condition provided in these By-Laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the corporation's objection to indemnify except to the extent the corporation is adversely affected thereby. With respect to any proceeding of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the corporation to such person of its election so to assume such defense, the corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such action, suit, proceeding or investigation other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and such person in the conduct of the defense of such action, suit, proceeding or investigation or (3) the corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.

        (b)   The corporation shall not be required to indemnify such person under this Article for any amounts paid in settlement of any proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 4 of this Article, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested Directors may participate. The corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on such person without such person's written consent. Neither the corporation nor such person will unreasonably withhold their consent to any proposed settlement.

        Section 6.    Insurance.    The corporation may purchase and maintain insurance on behalf of an individual who is a Director or officer of the corporation, or who, while a Director or officer of the corporation, serves at the corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a Director or officer, whether or not the corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article.

        Section 7.    Application of this Article.

        (a)   The corporation shall not be obligated to indemnify or advance expenses to a Director or officer of a predecessor of the corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.

        (b)   This Article shall not limit the corporation's power to (1) pay or reimburse expenses incurred by a Director or an officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.

        (c)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

        (d)   Each person who is or becomes a Director or officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article. All rights to indemnification under this Article shall be deemed to be provided by a contract between the corporation and the person who serves as a Director or officer of the corporation at any time while these By-Laws and the relevant provisions of the MBCA are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

        (e)   If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the fullest extent permitted or required by any such amendment.

ARTICLE VIII

Miscellaneous Provisions

        Section 1.    Fiscal Year.    Except as from time to time otherwise determined by the Directors, the fiscal year of the corporation shall be the twelve months ending on December 31 of each year.

        Section 2.    Seal.    The corporation shall have a seal in such form as the Directors may adopt and from time to time alter at their pleasure.

        Section 3.    Execution of Instruments.    All deeds, leases, transfers, contracts, bonds, notes and other obligations authorized to be executed by an officer of the corporation in its name and on its behalf shall be signed by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer except as the Directors may generally or in particular cases otherwise direct.

        Section 4.    Voting of Securities.    Except as the Directors may otherwise direct, the Chairman of the Board, the President, the Chief Financial Officer or the Treasurer may waive notice of, and appoint any person or persons to act as proxy or attorney in fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

        Section 5.    Articles of Organization.    All references in these By-Laws to the Articles of Organization shall be deemed to refer to the Articles of Organization of the corporation, as amended and in effect from time to time.

        Section 6.    Amendments.

        (a)   These By-Laws may at any time be amended by the affirmative vote of the holders of a majority of each voting group of the shareholders outstanding and entitled to vote on the matter. If authorized by the Articles of Organization, the Board of Directors may also make, amend or repeal these By-Laws in whole or in part, except with respect to any provision thereof which by virtue of an express provision in the MBCA, the Articles of Organization, or these By-Laws, requires action by the shareholders.

        (b)   Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the Board of Directors of any By-Law, notice stating the substance of the action taken by the Board of Directors shall be given to all shareholders entitled to vote on amending the By-Laws. Any action taken by the Board of Directors with respect to the By-Laws may be amended or repealed by the affirmative vote of the holders of a majority of each voting group entitled to vote on the matter.

        (c)   Approval of an amendment to the By-Laws that changes or deletes a quorum or voting requirement for action by shareholders must satisfy both the applicable quorum and voting requirements for action by shareholders with respect to amendment of these By-Laws and also the particular quorum and voting requirements sought to be changed or deleted.

ANNUAL MEETING OF SHAREHOLDERS OF

CLEAN HARBORS, INC.

May 12, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.
To elect the nominees listed below as Class I directors of the Company for a three-year term, until the 2008 Annual Meeting of Shareholders and until their respective successors shall be duly elected:

NOMINEES:
☐	FOR BOTH NOMINEES	☐ Alan S. McKim ☐ Thomas J. Shields
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR BOTH EXCEPT
(See instructions below)

        INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here: ☒

2.
To approve the amendment and restatement of the Company's Articles of Organization to (i) increase the number of authorized shares of common stock from 20,000,000 to 40,000,000, and (ii) revise the provisions of Article VI ("Other Lawful Provisions") of such Articles to conform to certain recent changes in Massachusetts corporate law.

          ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

3.
To amend the Company's 2000 Stock Incentive Plan to (i) increase the number of shares of common stock subject to the Plan from 1,500,000 to 2,000,000, and (ii) make the other changes set forth in the Plan Amendment.

          ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

4.
To amend the Company's Employee Stock Purchase Plan to increase the number of shares of common stock subject to the Plan from 1,000,000 to 1,500,000.

          ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

Signature of Stockholder	Date:	Signature of Stockholder	Date:

        Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CLEAN HARBORS, INC.

This Proxy Is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Alan S. McKim, Stephen H. Moynihan and C. Michael Malm, and each of them acting solely, with full power of substitution, as the true and lawful attorney-in-fact and proxy for the undersigned to vote all shares of Common Stock of Clean Harbors, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on Thursday, May 12, 2005, at the Bank of America Conference and Training Center, Seventh Floor, The Berkeley Room, One Federal Street, Boston, Massachusetts, or any adjournment thereof, hereby revoking any proxies heretofore given. Each such proxy is hereby directed to vote upon the matters set forth on the reverse side hereof and, in his own discretion, upon such other matters as may properly come before the meeting.

(Continued and to be signed on the reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROXY SOLICITATION
INFORMATION AS TO VOTING SECURITIES
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Item 1 on Proxy Form)
AMENDMENT AND RESTATEMENT OF ARTICLES OF ORGANIZATION (Item 2 on Proxy Form)
AMENDMENT OF 2000 STOCK INCENTIVE PLAN (Item 3 on Proxy Form)
AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN (Item 4 on Proxy Form)
NOTIFICATION REGARDING AMENDMENT OF BY-LAWS
SHAREHOLDER PROPOSALS
OTHER MATTERS
  EXHIBIT A
  EXHIBIT B
  EXHIBIT C